GMACM Home Equity Loan Trust 2000-HE1


BEAR STEARNS


BEAR STEARNS                                            Bear, Stearns & Co. Inc.
ATLANTA o BOSTON o CHICAGO                         Asset-Backed Securities Group
DALLAS o DC o LOS ANGELES o NEW YORK o SAN FRANCISCO           245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                        New York, New York 10167
LONDON o PARIS o TOKYO                       (212) 272-2000; (212) 272-7294 fax
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         GMACM Home Equity Loan Trust 2000-HE1: Computational Materials
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Fax to:                                              Date:    2/22/00
Company:                                           # Pages    41
                                            (incl. cover):
Fax No:                                          Phone No:
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                Statement Regarding Assumptions as to Securities,
                    pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, seller or servicer, and although it may be based on data supplied to it by an issuer, seller or servicer, none of the issuer, seller or servicer makes any representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been


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confirmed by actual  trades,  may vary from the value Bear  Stearns  assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer
or  its  affiliates.   We  act  as  principal  in  transactions  with  you,  and
accordingly, you must determine the appropriateness for you of such transactions
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to ERISA,  the  Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                       2
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                      GMACM Home Equity Loan Trust 2000-HE1
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
                         OFFERED NOTES (PRICED TO CALL)

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                                                                                                            Principal
                                                Average      Average   Modifiedon     Modified     Principal   Principal
                                                Life to      Life to   Duration       Duration to  window to   Window      Legal
             Expected   Approximate Expected    Maturity(1)  Call(1)   to Maturity(1)  to Call(1)  Maturity(1) to Call(1)  Final
   Class     Ratings    Size        Coupon      (years)     (Years)    (years)         (years)     (months)   (months)    Maturity
Description  S&P/Moody's
-----------------------------------------------------------------------------------------------------------------------------------

  A-1 Term    AAA/Aaa   $[225,000  LIBOR+__%    [3.58]       [3.42]      [3.01]        [2.92]       [149]       [70]    [2/25/2030]
   Notes      AAA/Aaa   $[25,000,00LIBOR+__%    [3.51]       [3.36]      [2.96]        [2.87]       [139]       [68]    [2/25/2030]
  A-2 Term    AAA/Aaa   $[50,000,               [3.25]       [3.07]      [2.60]        [2.51]       [145]       [80]    [2/25/2030]
   Notes                           ____%
  A-3 Term                         ____%
   Notes
-----------------------------------------------------------------------------------------------------------------------------------


         o The Class A-1 Term Notes are backed by conforming adjustable rate home equity revolving credit line loans ("HELOCs"), the Class A-2
            Term  Notes are  backed by  non-conforming  HELOCs and the Class A-3
            Term Notes are backed by fixed rate home equity loans ("HELs").

         o During a 12 month revolving period with respect to the Class A-1 and Class A-2 Term Notes, GMACM will sell HELOCs and draws on the HELOCs to the trust. After the initial 12 month revolving period on the HELOCs, for the next 48 months only additional draws on the HELOCs will be sold to the trust and thereafter, no additional collateral will be sold to the trust on behalf of the Class A-1 and Class A-2
            Term Notes.

         o  During a 4 month revolving period with respect to the Class A-3 Term
            Notes, GMACM will sell only HELs to the trust. After the initial 4 month revolving period on the HELs, no additional collateral will be sold to the trust on behalf of the Class A-3 Term Notes.

         o  The Term Notes are priced to call.  The spread to LIBOR will  double on the  Class A-1 and Class A-2 Term Notes if the  respective  Term
            Notes  are  not  called  upon  their  aggregate   principal  balance
            declining to 10% of their initial principal  balance.  The coupon on the Class A-3 Term  Notes  will  increase  by 0.50% if the Class A-3
            Term Notes are not called  upon their  aggregate  principal  balance declining to 10% of their initial principal balance.

         o Interest on the Class A-1 and Class A-2 Term Notes is payable monthly starting with the initial distribution date and principal on the Class A-1 and Class A-2 Term Notes is payable monthly starting with the distribution date in the month following the end of the applicable Revolving Period (beginning on [March 25, 2001]), on an Actual/360 basis. Interest payable on the Class A-1 and Class
            A-2 Term Notes is subject to an available funds cap and an overall cap of [ ]%; provided, however, investors will be entitled to an interest carry-forward amount should LIBOR plus the margin exceed the available funds cap for such periods.

         o Interest on the Class A-3 Term Notes is payable monthly starting with the initial Distribution Date and principal on the Class A-3
            Term Notes is payable monthly starting with the distribution date in the month following the end of the applicable Revolving Period
            (beginning on [July 25, 2000]), on a 30/360 basis.

         o The optional call on the Class A-1 and Class A-2 Term Notes is set at 10% of the initial respective Term Note principal balance. The optional call on the Class A-3 Term Notes is set at 10% of the initial Class A-3 Term Note principal balance.

         o The pricing prepayment speed on the HELOCs is 35% CPR with a draw rate of 10% CPR, for a net 25% CPR; the HELs are modeled at a prepayment speed of 5% CPR ramping to 25% CPR by month 12 solely for pricing purposes.


         ----------------------------------------------------------------------

           (1) The Notes will be priced using a prepayment speed of (i) in the case of the HELOCs, a Gross CPR of 35% less a constant draw rate of 10%, and (ii) in the case of the HELs, such collateral is modeled with a 5% CPR ramping to 25% by month 12.

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Recipients  of these  Computational  Materials  must  read and  acknowledge  the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS

                                       4
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                      GMACM Home Equity Loan Trust 2000-HE1

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                                     SUMMARY

Issuer....................The  GMACM  Home  Equity  Loan  Trust   2000-HE1,   a
                          Delaware business trust, will be formed pursuant to a trust agreement. The assets of the issuer will consist of:

                             o the  home  equity  revolving  credit  line  loans
                               ("HELOCs")   and  home  equity   loans   ("HELs")
                               transferred to the issuer on the closing date;

                             o additional  draws under the home equity revolving
                               credit line loans during the period from the closing date to but excluding the beginning of the rapid amortization period, as described in this prospectus supplement;

                             o mortgage  loans  sold to the  issuer  after  the
                                closing date; and

                             o certain related assets.

Depositor.................Residential Asset Mortgage Products, Inc.

Seller and Servicer       GMAC    Mortgage    Corporation,    a    Pennsylvania
                          corporation.

Owner Trustee             Wilmington Trust Company.

Indenture Trustee         Norwest Bank Minnesota, National Association.

Cut-Off Date              February 1, 2000.

Closing Date On or about February [28], 2000.

Payment Date The 25th day of each month (or, if that day is not a Business Day, the next Business Day), beginning in March 2000.

Book Entry The notes will initially be issued in book-entry form.

Pre-Funding Account       On  the  closing  date,  approximately  $[74,144,747]
                          will be  deposited  into an  account  designated  the
                          "Pre-Funding  Account".  Approximately  $[64,077,816]
                          will  be   allocated   to   purchasing   HELOCs   and
                          approximately  $[10,066,932]  will  be  allocated  to
                          purchasing  HELs.  This  amount  will  come  from the
                          proceeds  of the sale of the Term  Notes.  During the
                          Pre-Funding   Period,   funds  on   deposit   in  the
                          Pre-Funding Account will be used by the issuer to buy mortgage loans from the seller from time to time. The Pre-Funding Period will be the period from the closing date to the earliest of:

                          o the date on which the amount on deposit in the Pre-Funding Account is less than $100,000;

                          o  [May 31, 2000]; or

                          o the occurrence of a managed amortization period or a rapid amortization event.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS
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Capitalized Interest
Account
                          On the Closing  Date, if required by MBIA
                          Insurance  Corporation,  part of the proceeds of
                          the sale of the Term Notes will be deposited into an account designated the "Capitalized Interest Account", which will be held by the indenture trustee. Amounts on deposit in the Capitalized Interest Account will be withdrawn on each payment date during the Pre-Funding Period to cover any shortfall in interest payments on the notes due to the pre-funding feature during the Pre-Funding Period. Any amounts remaining in the
                          Capitalized Interest Account at the end of the Pre-Funding Period will be paid to the seller.

Funding Account           An account  designated the "Funding  Account" will be
                          set up with  the  indenture  trustee  on the  Closing
                          Date.  On each  payment  date  during  the  revolving
                          period for each class of Term  Notes,  the  indenture
                          trustee  will  deposit  principal  and excess  spread
                          collections  for the related  collection  period into
                          the  funding  account,  and will  apply them first to
                          buy  additional  balances  arising  under home equity
                          revolving  credit  line  loans  with  respect  to the
                          Class A-1 and  Class A-2 Term  Notes in the trust and
                          thereafter to buy more mortgage  loans, to the extent
                          they   are   available.    If   not   all   principal
                          collections in the Funding Account have been applied to buy additional balances and mortgage loans at the end of the revolving period for the Term Notes, the amount left in the Funding Account will be paid to respective noteholders as a payment of principal.
                          During the revolving period, we expect that mortgage loans bought with amounts in the Funding Account will primarily be home equity revolving credit line loans.

Interest Payments         Interest  payments on each class of the Term
                          Notes will be made monthly on each payment date, beginning in March 2000, at the note rates described below for the related interest period, subject to the limitations set forth below, which may result in interest shortfalls, as described below.

                          The note rate for the Class A-1 Term Notes and each interest period will be a floating rate equal to the least of:

                          o LIBOR plus ____% per annum (or, on any payment date on which the aggregate Class A-1 Term Note balance is less than 10% of the initial aggregate Class A-1 Term Note balance, LIBOR plus ____% per annum);

                          o  the applicable Net Loan Rate; and

                          o  [     ]% per annum.

                          The note rate for the Class A-2 Term Notes and each interest period will be a floating rate equal to the least of:

                          o LIBOR plus ____% per annum (or, on any payment date on which the aggregate Class A-2 Term Note balance is less than 10% of the initial aggregate Class A-2 Term Note balance, LIBOR plus ____% per annum);

                          o  the applicable Net Loan Rate; and

                          o  [     ]% per annum.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

                         However, on any payment date for which the Class A-1 or Class A-2 Term Note rate has been determined by the applicable Net Loan Rate, the interest shortfall will be determined. Interest shortfalls and interest on the shortfalls at the Class A-1 and Class A-2 Term Note rate (as adjusted from time to time) will be paid on later payment dates, to the extent funds are available for that purpose. Interest shortfalls will not be covered by the financial guaranty insurance policy and may remain unpaid on the final payment date for the Class A-1 and Class A-2 Term Notes. Interest on the Class A-1 and Class A-2 Term Notes for each payment date will accrue from the preceding payment date (or, in the case of the first payment date, from the Closing Date) through the day before that payment date, on the basis of the actual number of days in that interest period and a 360-day year.

                         o The note rate for the Class A-3 Term Notes and each interest period will be a fixed rate equal to ____% per annum.

                         Interest on the Class A-3 Term Notes for each payment date will accrue from the first day of the preceding calendar month through the last day of the preceding calendar month, on the basis of a 360-day year consisting of twelve 30-day months.

                          All  interest  payments  on the Notes for any payment
                         date will be allocated to the Term Notes and the Variable Funding Notes pro rata based on their respective interest accruals. The interest rate on the Variable Funding Notes will not significantly exceed the Note Rates for the Class A-1 and Class A-2 Term Notes for the related interest period.

Principal Payments       With   respect  to  any  payment  date during the
                         during the related revolving period, no principal will be paid on any class of Term Notes, and all principal and excess spread collections will be deposited into the Funding Account and used to purchase additional balances relating to home equity revolving credit line loans and mortgage loans. On each payment date during the Managed Amortization Period (with respect to the Class A-1 and Class A-2 Term Notes), the aggregate amount payable as principal on the Class A-1 and Class
                         A-2  Term  Notes  will be  equal  to the  related  Net
                         Principal Collections for that payment date. On each payment date during the Rapid Amortization Period for each class of Notes, the aggregate amount payable as principal on the Notes will be equal to the Principal
                         Collections for the related Loan Group for the related
                         Collection Period. In addition, on each payment date after the end of the Revolving Period for each class of Notes, to the extent of funds available for that purpose, holders of the Term Notes will be entitled to receive certain additional amounts in reduction of the related Note Balance, generally equal to liquidation loss amounts.

                          All principal payments due and payable on each class of Floating Rate Term Notes and the Variable Funding Notes for each Payment Date will be allocated among those classes of Notes based on the Principal Collections in the related Loan Group until the related Note Balance or Variable Funding Balance thereof is paid in full. In no event will principal payments on any class of Notes on a Payment Date exceed the related Note Balance or Variable Funding Balance, as applicable, on that Payment Date. On the Final Payment Date, principal will be due and payable on the Notes in an amount equal to the related Note Balance or Variable Funding Balance, as applicable, remaining outstanding on that Payment Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

                         The Revolving Period with respect to the Class A-1 and Class A-2 Term Notes will be the period beginning on the Closing Date and ending on the earlier of [February 28, 2001] and the occurrence of a managed amortization event or a rapid amortization event. The Managed Amortization Period with respect to the Class A-1 and Class A-2 Term Notes will be the period beginning on the first payment date following the end of the related Revolving Period and ending on the earlier of [February 28, 2005] and the occurrence of certain rapid amortization events. The Rapid Amortization Period with respect to the Class A-1 and Class A-2 Term Notes will be the period beginning on the earlier of the first payment date following the end of the Managed Amortization Period and the occurrence of certain rapid amortization events, and ending upon the termination by the issuer. A Managed Amortization Event will be deemed to occur on any date on which the amount on deposit in the Funding Account equals or exceeds $10,000,000.

                         The Revolving Period with respect to the Class A-3 Term Notes will be the period beginning on the Closing Date and ending on the earlier of [June 30, 2000] and the occurrence of a rapid amortization event. The Rapid Amortization Period with respect to the Class A-3 Term Notes will be the period beginning on the earlier of the first payment date following the end of the related Revolving Period and the occurrence of a rapid amortization event, and ending upon the termination by the issuer. The Class A-3 Term Notes will not have a Managed Amortization Period.

Allocation of Payments on the
Mortgage Loans......... All collections on the mortgage loans will generally be allocated by the servicer according to the terms of the related home equity credit line agreements or mortgage notes between amounts collected in respect of interest and principal.

                        o With respect to each payment date, the portion of interest collections for each loan group available to be applied towards the payment of interest on the related class of Notes will equal interest collections for such loan group for such payment date.

                        o The portion of principal collections for each loan group available to be applied towards the payment of principal on the related class of notes will equal:

                             o at any time during the Revolving Periods, zero;

                             o at any time during the Managed Amortization Period, net principal collections on the home equity revolving credit line loans for such payment date; and

                             o at any time during the Rapid Amortization Periods, principal collections for such loan group for such payment date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

                    During the revolving period for each class of Term Notes, principal and excess spread collections for the related loan group will be applied by the trust to buy mortgage loans for such loan group and, during the period from the Closing Date to the beginning of the Rapid Amortization Period for the Class A-1 and Class A-2 Term Notes, principal collections will also be applied to purchase additional balances for the related loan group, to the extent they are available. Principal collections will no longer be applied to acquire mortgage loans after the end of the Revolving Periods and will no longer be applied to buy additional balances during the Rapid Amortization Period for the Class A-1 and Class A-2 Term Notes.

CreditEnhancement.  The credit enhancement provided for
                    the benefit of the noteholders will consist of:

                         o  Excess Spread;

                         o overcollateralization; and

                         o  the financial guaranty insurance policy.

The Enhancer..............MBIA Insurance Corporation.

Optional Redemption  With  respect  to each of the three  loan  groups,  a principal payment may be made by the Servicer to redeem the related class of Term Notes upon the exercise by the servicer of its option to purchase the mortgage loans in such loan group and the related assets of the trust after the aggregate balance of the related class of Term Notes is reduced to an amount less than or equal to 10% of their initial balance.

Final Payment of Principal
Principal on the Term  Notes.

                    The Notes will be payable in full on the payment date in [February 2030] to the extent of the outstanding note balance on that date, if any. In addition, the issuer will pay each class of the Term Notes in full upon the exercise by the Servicer of its option to purchase all of the mortgage loans in the related loan group and all property acquired relating to such mortgage loans.

ERISA Considerations
                    The Term  Notes  may be  eligible for
                    purchase by certain ERISA Plans.

Certain Federal Income
Tax Considerations
                    For federal income tax purposes,
                    the Term Notes will be characterized as indebtedness of the issuer.

Legal Investment     The  Term  Notes   will  not   constitute
                     "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

Ratings It is a condition to the issuance of the Term Notes that they be rated at least "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc. BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
-----------------------------------------------------------------------------
Initial HELOC Characteristics

     Set forth below is a description of certain characteristics of the Initial HELOCs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial HELOCs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).

                                  Property Type


                                                               Percent of
                                                                  Initial
                               Number of         Cut-Off          HELOCs by
Property Type                    Initial    Date Balance       Cut-Off Date
                                  HELOCs                          Balance
Condominium                          505   $12,445,345.41           6.69%
Duplex                                 2        22,556.20           0.01%
Manufactured Housing                   2        26,997.90           0.01%
PUD                                  331     9,272,451.44           4.99%
Single Famliy                      6,551   163,267,109.88          87.81%
Two Family                            31       511,121.22           0.27%
Unknown                               17       376,602.25           0.20%
                     Total         7,439  $185,922,184.30         100.00%



                                 Occupancy Types


                                                             Percent of
                                                                Initial
Occupancy                      Number of       Cut-Off        HELOCs by
(as indicated by Borrower)       Initial  Date Balance     Cut-Off Date
                                  HELOCs                        Balance
Owner Occupied                     7,350  $183,333,125.49        98.61%
Non-Owner Occupied                    72     2,212,456.56         1.19%
Unknown                               17       376,602.25         0.20%
                     Total         7,439  $185,922,184.30       100.00%


                               Principal Balances


                                                           Percent of
                                                              Initial
                               Number of  Cut-Off Date      HELOCs by
Range of Principal               Initial       Balance   Cut-Off Date
Balances ($)                      HELOCs                      Balance
     $0.00  to  $25,000.00         4,971  $63,294,794.85        34.04%
$25,000.01  to  $50,000.00         1,755   63,435,917.25        34.12%
$50,000.01  to  $75,000.00           390   23,965,561.96        12.89%
$75,000.01  to  $100,000.00          239   21,280,260.04        11.45%
$100,000.01 to  $125,000.00           24    2,729,812.36         1.47%
$125,000.01 to  $150,000.00           30    4,267,261.26         2.30%
$150,000.01 to  $175,000.00            5      804,339.91         0.43%
$175,000.01 to  $200,000.00            8    1,513,273.43         0.81%
$200,000.01 +                         17    4,630,963.24         2.49%
                     Total         7,439  $185,922,184.30      100.00%

The average Principal Balance of the Initial HELOCs as of the Cut-Off Date is $24,992.90.
----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                          Combined Loan-to-Value Ratios

                                                             Percent of
                                                             Initial
Range of Combined             Number of  Cut-Off Date      HELOCs by
Loan-to-Value                   Initial       Balance   Cut-Off Date
Ratios(%)                        HELOCs                      Balance
  0.000% to  50.000%                431  $10,506,654.06        5.65%
 50.001% to  60.000%                299    7,444,085.51        4.00%
 60.001% to  70.000%                589   15,785,733.14        8.49%
 70.001% to  80.000%              2,469   60,505,232.66       32.54%
 80.001% to  90.000%              2,405   54,435,097.66       29.28%
 90.001% to  100.000%             1,246   37,245,381.27       20.03%
             Total                7,439 $185,922,184.30      100.00%

The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELOCs as of the Cut-Off Date are approximately 5.45% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial HELOCs as of the Cut-Off Date is approximately 80.22%.

-------------------------------------------------------------------------------



----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
-----------------------------------------------------------------------------
                      Geographical Distributions


                                                               Percent of
                                 Number of       Cut-Off        Initial
         Location                  Initial  Date Balance      HELOCs by
                                    HELOCs                 Cut-Off Date
                                                               Balance

            AK                          20     $527,759.01          0.28%
            AL                          62    1,213,962.02          0.65%
            AR                          19      389,218.55          0.21%
            AZ                          98    2,116,902.36          1.14%
            CA                       2,434   70,122,024.98         37.72%
            CO                         154    4,164,435.99          2.24%
            CT                         158    3,721,062.60          2.00%
            DC                           8      155,453.57          0.08%
            DE                          20      333,681.32          0.18%
            FL                         279    6,509,687.19          3.50%
            GA                         159    4,010,695.23          2.16%
            HI                          27      975,219.62          0.52%
            IA                          32      610,965.75          0.33%
            ID                          47      926,163.62          0.50%
            IL                         208    4,182,447.88          2.25%
            IN                         167    3,137,261.40          1.69%
            KS                          38      910,028.28          0.49%
            KY                          29      626,464.40          0.34%
            LA                          34      860,774.97          0.46%
            MA                         197    3,831,655.95          2.06%
            MD                          76    1,428,012.08          0.77%
            ME                          33      605,064.53          0.33%
            MI                         924   22,750,565.97         12.24%
            MN                          79    1,843,063.34          0.99%
            MO                         107    1,953,403.53          1.05%
            MS                          19      406,116.76          0.22%
            MT                          28      657,887.09          0.35%
            NC                         106    2,476,548.76          1.33%
            ND                           6      127,124.83          0.07%
            NE                          12      279,129.78          0.15%
            NH                          74    1,283,820.91          0.69%
            NJ                         266    7,324,342.23          3.94%
            NM                          36      947,684.73          0.51%
            NV                          76    2,008,740.03          1.08%
            NY                         224    6,034,294.28          3.25%
            OH                         210    4,148,599.67          2.23%
            OK                          42      906,629.77          0.49%
            OR                         142    3,096,216.58          1.67%
            PA                         224    5,047,571.66          2.71%
            RI                          10      266,746.88          0.14%
            SC                          37    1,026,938.24          0.55%
            SD                           3       41,404.00          0.02%
            TN                          63    1,241,877.53          0.67%
            UT                          44      948,718.31          0.51%
            VA                         103    2,336,944.10          1.26%
            VT                          23      489,488.69          0.26%
            WA                         199    5,481,909.46          2.95%
            WI                          71    1,161,341.50          0.62%
            WY                          12      276,134.37          0.15%
                      Total          7,439 $185,922,184.30        100.00%


-------------------------------------------------------------------------------

----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
    Junior Ratios(1)(2)

-------------------        --------------                   Percent of
                                                               Initial
                                Number of  Cut-Off Date      HELOCs by
Range of Junior                   Initial       Balance   Cut-Off Date
Ratios (%)                         HELOCs                      Balance
  0.00% to  9.99%                     884  $16,631,094.80         8.95%
 10.00% to  19.99%                  3,22866 64,378,407.69        34.63%
 20.00% to  29.99%                  1,78855 50,096,646.49        26.94%
 30.00% to  39.99%                    83122 27,479,224.90        14.78%
 40.00% to  49.99%                    34411 11,905,491.94         6.40%
 50.00% to  59.99%                    177    6,627,899.11         3.56%
 60.00% to  69.99%                     78    3,665,512.42         1.97%
 70.00% to  79.99%                     49    3,242,176.29         1.74%
 80.00% to  89.99%                     33    1,120,090.15         0.60%
 90.00% to  100.00%                    27      775,640.51         0.42%
                     Total          7,439 $185,922,184.30       100.00%

(1) The Junior Ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

(2) The weighted average Junior Ratio of the Initial HELOCs as of the Cut-Off Date is approximately 25.44%.

                                   Loan Rates

                                                            Percent of
                                                               Initial
                              Number of    Cut-Off Date      HELOCs by
Range of Loan                   Initial         Balance   Cut-Off Date
Rates(%)                         HELOCs                      Balance
 0.001% to  8.000%                5,657   $140,283,934.80       75.45%
 8.001% to  9.000%                   94      2,057,192.82        1.11%
 9.001% to  10.000%                 411      9,161,891.65        4.93%
10.001% to  11.000%                 405      8,982,902.50        4.83%
11.001% to  12.000%                 297      8,088,776.48        4.35%
12.001% to  13.000%                 366     11,000,731.49        5.92%
13.001% to  14.000%                 209      6,346,754.56        3.41%
            Total                 7,439   $185,922,184.30      100.00%

The weighted average Loan Rate of the Initial HELOCs as of the Cut-Off Date is approximately 7.82%.




                      Fully Indexed Gross Margin

------------------------   --------------                     Percent of
                                                                 Initial
                                Number of    Cut-Off Date      HELOCs by
 Range of Fully Indexed           Initial         Balance   Cut-Off Date
    Gross Margins(%)               HELOCs                      Balance
Less than   0.000%                      8      264,183.80          0.14%
0.000%  to  1.000%                  3,278 79,  226,549.84         42.61%
1.001%  to  2.000%                  1,873 40,  122,862.42         21.58%
2.001%  to  3.000%                    717 20   285,202.96         10.91%
3.001%  to  4.000%                    701 21,  039,399.17         11.32%
4.001%  to  5.000%                    859 24,  848,417.62         13.36%
5.001%  to  6.000%                      3      135,568.49          0.07%
                     Total          7,439 185, 922,184.30       100.00%

The weighted average fully indexed gross margin of the Initial HELOCs as of the Cut-Off Date is approximately 2.00% per annum.

----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
-----------------------------------------------------------------------------
                       Credit Utilization Rates

                                                              Percent of
                                                                 Initial
                                Number of  Cut-Off Date        HELOCs by
Range of Credit                   Initial       Balance     Cut-Off Date
Utilization Rates (%)              HELOCs                        Balance
0.01%   to  30.00%                  1,403 $10,106,500.15           5.44%
30.01%  to  35.00%                    230   3,131,077.59           1.68%
35.01%  to  40.00%                    249   3,392,327.26           1.82%
40.01%  to  45.00%                    195   3,219,227.78           1.73%
45.01%  to  50.00%                    242   3,904,153.39           2.10%
50.01%  to  55.00%                    233   4,298,622.85           2.31%
55.01%  to  60.00%                    228   4,940,079.39           2.66%
60.01%  to  65.00%                    212   5,211,368.73           2.80%
65.01%  to  70.00%                    215   5,364,958.76           2.89%
70.01%  to  75.00%                    310   7,948,326.16           4.28%
75.01%  to  80.00%                    265   7,623,634.44           4.10%
80.01%  to  85.00%                    239   7,356,953.28           3.96%
85.01%  to  90.00%                    266   8,336,062.12           4.48%
90.01%  to  95.00%                    247   8,111,289.13            4.36%
95.01%  to  100.00%                 2,891 102,446,337.68          55.10%
100.01% +                              14     531,265.59            0.29%
                     Total          7,439 $185,922,184.30        100.00%


The weighted average Credit Utilization Rate based on the Cut-Off Date Credit Limit of the Initial HELOCs as of the Cut-Off Date is 83.07%.



                            Credit Limits


------------------------   --------------                   Percent of
                                                               Initial
                                Number of  Cut-Off Date      HELOCs by
Range of Credit Limits            Initial       Balance   Cut-Off Date
($)                                HELOCs                      Balance
     $0.01 To  $25,000.00           3,168 $40,431,064.71        21.75%
$25,000.01 To  $50,000.00           2,987  73,994,291.54        39.80%
$50,000.01 To  $75,000.00             581  25,023,163.54        13.46%
$75,000.01 To  $100,000.00            541  28,746,271.77        15.46%
$100,000.01To  $125,000.00             30   2,556,933.68         1.38%
$125,000.01To  $150,000.00             62   5,913,038.26         3.18%
$150,000.01To  $175,000.00              8     825,565.86         0.44%
$175,000.01To  $200,000.00             23   2,111,581.00         1.14%
$200,000.01To  $225,000.00              9   1,563,706.64         0.84%
$225,000.01To  $250,000.00             21   2,566,276.62         1.38%
$250,000.01To  $275,000.00              2     511,302.89         0.28%
$275,000.01To  $300,000.00              2      94,224.69         0.05%
$425,000.01To  $450,000.00              1      27,416.33         0.01%
$575,000.01To  $600,000.00              1     325,175.50         0.17%
$650,000.01To  $675,000.00              1     500,000.00         0.27%
$675,000.01To  $700,000.00              1     236,860.05         0.13%
$775,000.01To  $800,000.00              1     495,311.22         0.27%
                  Total             7,439   $185,922,184.30     100.00%


The average of the Credit Limits of the Initial HELOCs as of the Cut-Off Date is $38,434.65.


----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
                               Maximum Loan Rates

                                                            Percent of
                                                               Initial
                                Number of  Cut-Off Date      HELOCs by
Maximum Loan Rates                Initial       Balance   Cut-Off Date
(%)                                HELOCs                      Balance
14.001% to  15.000%                   135   $2,611,290.62        1.40%
15.001% to  16.000%                   106    2,476,548.76        1.33%
17.001% to  18.000%                 1,722   40,095,804.67       21.57%
18.001% to  19.000%                 5,476  140,738,540.25       75.70%
                     Total          7,439 $185,922,184.30      100.00%


The weighted average Maximum Loan Rate of the Initial HELOCs as of the Cut-Off Date is approximately 18.31%



                     Months Remaining to Scheduled Maturity


                                                              Percent of
                                                                 Initial
                                Number of  Cut-Off Date        HELOCs by
  Range of Months                 Initial       Balance     Cut-Off Date
                                   HELOCs                        Balance
      0 to  60                          7     $123,100.93          0.07%
     61 to  120                     4,202   88,264,585.37         47.47%
    121 to  180                     1,300   40,233,335.81         21.64%
    241 to  300                     1,927   57,100,762.19         30.71%
    301  +                              3      200,400.00          0.11%
                     Total          7,439 $185,922,184.30        100.00%

The weighted average months remaining to scheduled maturity of the Initial HELOCs as of the Cut-Off Date is approximately 185 months.



                                Origination Year


------------               --------------                   Percent of
                                                               Initial
                                Number of  Cut-Off Date      HELOCs by
Origination                       Initial       Balance   Cut-Off Date
Year                               HELOCs                      Balance
 1990                                   1    $45,000.00          0.02%
 1993                                   3     41,185.12          0.02%
 1994                                   2      2,194.97          0.00%
 1995                                   7    116,779.63          0.06%
 1996                                   4     72,369.52          0.04%
 1997                                  15    134,407.54          0.07%
 1998                                 109  1,453,587.64          0.78%
 1999                               6,785 168,779,385.47        90.78%
 2000                                 513 15,277,274.41          8.22%
                     Total          7,439 $185,922,184.30      100.00%


----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                                  Lien Priority


                                                            Percent of
                                                               Initial
                                Number of  Cut-Off Date      HELOCs by
Lien                              Initial       Balance   Cut-Off Date
Position                           HELOCs                      Balance
First                                 213   $8,508,190.89         4.58%
Second                              7,226  177,413,993.41        95.42%
                     Total          7,439 $185,922,184.30      100.00%


                              Debt-to-Income Ratios

                                                             Percent of
                                                                Initial
                              Number of     Cut-Off Date      HELOCs by
  Range of                      Initial          Balance   Cut-Off Date
  Debt-to-Income Ratios          HELOCs                         Balance
  (%)
    0.00%  9.99%                     27      $958,499.29          0.52%
   10.00%  19.99%                   474    10,301,417.06          5.54%
   20.00%  29.99%                 1,623    34,130,860.80         18.36%
   30.00%  39.99%                 2,402    59,042,928.89         31.76%
   40.00%  49.99%                 2,433    67,162,840.73         36.12%
   50.00%  59.99%                   399    11,553,836.81          6.21%
   60.00%  69.99%                    64     2,154,425.49          1.16%
   70.00%  79.99%                     7       242,647.79          0.13%
   80.00%  89.99%                     3       219,563.03          0.12%
   90.00%                             7       155,164.41          0.08%
                      Total       7,439  $185,922,184.30        100.00%



                             Teaser Expiration Month


                                                            Percent of
                                                               Initial
                                Number of  Cut-Off Date      HELOCs by
Teaser Expiration                 Initial       Balance   Cut-Off Date
Month                              HELOCs                      Balance
No Teaser                           1,782  $45,638,249.50       24.55%
Date
February                            1,075   29,722,202.06       15.99%
2000
March 2000                          1,346   39,219,321.59       21.09%
April 2000                            763   16,065,600.22        8.64%
May 2000                              873   16,473,069.27        8.86%
June 2000                           1,264   30,358,021.65       16.33%
July 2000                             333    8,369,856.07        4.50%
February                                1       11,885.85        0.01%
2002
February                                1       48,982.54        0.03%
2010
May 2010                                1       14,995.55        0.01%
                     Total          7,439 $185,922,184.30      100.00%



----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                               Documentation Type

                                                           Percent of
                               Number of       Cut-Off        Initial
Documentation                    Initial  Date Balance      HELOCs by
                                  HELOCs                 Cut-Off Date
                                                              Balance
Standard                           4,815  $132,145,522.29      71.08%
Family First Direct                  688    13,934,944.30       7.50%
No Income No Appraisal               923    13,863,239.38       7.46%
No Income Verification               672    13,031,246.66       7.01%
Select                               205     9,669,820.39       5.20%
Streamline                            23     1,051,552.28       0.57%
GM EXPANDED FAM                       36     1,038,377.03       0.56%
Super Express                         56       896,118.74       0.48%
Alternative                           13       144,221.83       0.08%
Express                                6       128,907.86       0.07%
Quick                                  2        18,233.54       0.01%
                     Total         7,439  $185,922,184.30     100.00%





----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------


Initial Subgroup 1 HELOC Characteristics

     Set forth below is a description of certain characteristics of the Initial Subgroup 1 HELOCs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Subgroup 1 HELOCs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).


                                  Property Type


                                                           Percent of
                                                              Initial
                                                           Subgroup 1
                               Number of       Cut-Off      HELOCs by
Property Type                    Initial  Date Balance   Cut-Off Date
                              Subgroup 1                      Balance
                                  HELOCs
Condominium                          493  $ 11,775,331.91       7.00%
Duplex                                 2        22,556.20       0.01%
Manufactured Housing                   2        26,997.90       0.02%
PUD                                  324     8,632,006.32       5.13%
Single Famliy                      6,372   146,950,690.49      87.32%
Two Family                            31       511,121.22       0.30%
Unknown                               17       376,602.25       0.22%
                     Total         7,241  $168,295,306.29     100.00%


                                 Occupancy Types

                                                           Percent of
                                                              Initial
                                                           Subgroup 1
Occupancy                      Number of       Cut-Off      HELOCs by
(as indicated by Borrower)       Initial  Date Balance   Cut-Off Date
                              Subgroup 1                      Balance
                                  HELOCs
Owner Occupied                     7,156  $166,095,247.48      98.69%
Non-Owner Occupied                    68     1,823,456.56       1.08%
Unknown                               17       376,602.25       0.22%
                     Total         7,241  $168,295,306.29     100.00%


                               Principal Balances


                                                           Percent of
                                                              Initial
                                                           Subgroup 1
                               Number of  Cut-Off Date      HELOCs by
Range of Principal               Initial       Balance   Cut-Off Date
Balances ($)                  Subgroup 1                      Balance
                                  HELOCs
     $0.00  to  $25,000.00         4,925  $62,692,979.11        37.25%
$25,000.01  to  $50,000.00         1,717   61,948,280.51        36.81%
$50,000.01  to  $75,000.00           373   22,889,412.10        13.60%
$75,000.01  to  $100,000.00          208   18,495,135.87        10.99%
$100,000.01 to  $125,000.00           13    1,475,799.12         0.88%
$125,000.01 to  $150,000.00            3      442,234.97         0.26%
$150,000.01 to  $175,000.00            1      151,464.61         0.09%
$175,000.01 to  $200,000.00            1      200,000.00         0.12%
                     Total         7,241 $168,295,306.29      100.00%

The average Principal Balance of the Initial Subgroup 1 HELOCs as of the Cut-Off Date is approximately $23,242.00.
----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                          Combined Loan-to-Value Ratios

                                                                 Percent of
                                                                    Initial
                                                                 Subgroup 1
Range of Combined               Number of  Cut-Off Date           HELOCs by
Loan-to-Value                     Initial       Balance        Cut-Off Date
Ratios(%)                      Subgroup 1                           Balance
                                   HELOCs
  0.000% to  50.000%                  423   $9,742,369.57          5.79%
 50.001% to  60.000%                  291    6,320,114.43          3.76%
 60.001% to  70.000%                  569   13,583,652.21          8.07%
 70.001% to  80.000%                2,360   51,427,591.28         30.56%
 80.001% to  90.000%                2,365   51,258,006.73         30.46%
 90.001% to  100.000%               1,233   35,963,572.07         21.37%
                     Total          7,241 $168,295,306.29        100.00%

The minimum and maximum Combined Loan-to-Value Ratios of the Initial Subgroup 1 HELOCs as of the Cut-Off Date are approximately 5.45% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial Subgroup 1 HELOCs as of the Cut-Off Date is approximately 80.63%.

-------------------------------------------------------------------------------


----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



                      Geographical Distributions


                                                               Percent of
                                                                  Initial
                                                               Subgroup 1
                                 Number of       Cut-Off        HELOCs by
         Location                  Initial  Date Balance     Cut-Off Date
                                Subgroup 1                        Balance
                                    HELOCs
            AK                          19     $427,759.01          0.25%
            AL                          62    1,213,962.02          0.72%
            AR                          19      389,218.55          0.23%
            AZ                          95    1,932,741.68          1.15%
            CA                       2,368   63,963,594.68         38.01%
            CO                         147    3,357,729.40          2.00%
            CT                         149    3,297,441.18          1.96%
            DC                           8      155,453.57          0.09%
            DE                          20      333,681.32          0.20%
            FL                         275    6,194,548.53          3.68%
            GA                         154    3,672,840.96          2.18%
            HI                          26      821,703.12          0.49%
            IA                          32      610,965.75          0.36%
            ID                          47      926,163.62          0.55%
            IL                         205    4,119,508.47          2.45%
            IN                         165    3,104,688.88          1.84%
            KS                          36      685,778.28          0.41%
            KY                          29      626,464.40          0.37%
            LA                          34      860,774.97          0.51%
            MA                         196    3,767,319.39          2.24%
            MD                          74    1,373,940.28          0.82%
            ME                          33      605,064.53          0.36%
            MI                         863   18,222,136.77         10.83%
            MN                          77    1,616,113.34          0.96%
            MO                         106    1,908,120.68          1.13%
            MS                          19      406,116.76          0.24%
            MT                          28      657,887.09          0.39%
            NC                         105    2,386,049.11          1.42%
            ND                           6      127,124.83          0.08%
            NE                          12      279,129.78          0.17%
            NH                          73    1,272,308.96          0.76%
            NJ                         257    6,316,952.97          3.75%
            NM                          35      873,264.06          0.52%
            NV                          75    1,880,697.57          1.12%
            NY                         222    5,648,294.28          3.36%
            OH                         208    3,888,267.07          2.31%
            OK                          42      906,629.77          0.54%
            OR                         141    2,956,216.58          1.76%
            PA                         220    4,532,741.12          2.69%
            RI                          10      266,746.88          0.16%
            SC                          36      806,938.24          0.48%
            SD                           3       41,404.00          0.02%
            TN                          63    1,241,877.53          0.74%
            UT                          43      859,841.49          0.51%
            VA                         103    2,336,944.10          1.39%
            VT                          23      489,488.69          0.29%
            WA                         195    4,495,196.16          2.67%
            WI                          71    1,161,341.50          0.69%
            WY                          12      276,134.37          0.16%
                      Total          7,241 $168,295,306.29        100.00%


----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc. BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
                               Junior Ratios(1)(2)

                                                               Percent of
                                                                  Initial
                                                               Subgroup 1
                                Number of    Cut-Off Date        HELOCs by
Range of Junior                   Initial         Balance      Cut-Off Date
Ratios (%)                     Subgroup 1                         Balance
                                   HELOCs
  0.00% to  9.99%                     882   $16,483,094.80         9.79%
 10.00% to  19.99%                  3,198    62,961,637.00         37.41%
 20.00% to  29.99%                  1,753    47,424,922.67         28.18%
 30.00% to  39.99%                    782    23,475,850.87         13.95%
 40.00% to  49.99%                    316     8,359,300.09          4.97%
 50.00% to  59.99%                    154     4,485,639.62          2.67%
 60.00% to  69.99%                     67     2,542,180.84          1.51%
 70.00% to  79.99%                     37     1,124,708.94          0.67%
 80.00% to  89.99%                     27       678,532.04          0.40%
 90.00% to  100.00%                    25       759,439.42          0.45%
                     Total          7,241  $168,295,306.29        100.00%

 (1) The Junior Ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

(2) The weighted average Junior Ratio of the Initial Subgroup 1 HELOCs as of the Cut-Off Date is approximately 23.49%.

                                   Loan Rates

                                                              Percent of
                                                                 Initial
                                                              Subgroup 1
                                Number of    Cut-Off Date        HELOCs by
Range of Loan                     Initial         Balance     Cut-Off Date
Rates(%)                       Subgroup 1                          Balance
                                   HELOCs
 0.001% to  8.000%                  5,496   $125,230,610.033        74.41%
 8.001% to  9.000%                    91       1,837,864.80          1.09%
 9.001% to  10.000%                  398       8,475,816.44          5.04%
10.001% to  11.000%                  3953      8,191,588.05          4.87%
11.001% to  12.000%                  291       7,691,271.18          4.57%
12.001% to  13.000%                  364      10,861,284.87          6.45%
13.001% to  14.000%                  206       6,006,870.92          3.57%
                     Total          7,241  $168,295,306.299        100.00%

The weighted average Loan Rate of the Initial Subgroouup 1 HELOCs as of the Cut-Off Date is approximately 7.88%.

----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc. BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------


                           Fully Indexed Gross Margin


                                                            Percent of
                                                               Initial
                                                            Subgroup 1
                                Number of    Cut-Off Date      HELOCs by
 Range of Fully Indexed           Initial         Balance   Cut-Off Date
    Gross Margins(%)           Subgroup 1                        Balance
                                   HELOCs
Less than   0.000%                      7     $243,683.80          0.14%
0.000%  to  1.000%                  3,152   67,069,417.07         39.85%
1.001%  to  2.000%                  1,831   37,261,039.86         22.14%
2.001%  to  3.000%                    703   19,158,396.42         11.38%
3.001%  to  4.000%                    691   20,048,033.61         11.91%
4.001%  to  5.000%                    854   24,379,167.04         14.49%
5.001%  to  6.000%                      3      135,568.49          0.08%
                     Total          7,241 $168,295,306.29        100.00%

The weighted average fully indexed gross margin of the Initial Subgroup 1 HELOCs as of the Cut-Off Date is approximately 2.09% per annum.

                            Credit Utilization Rates

                                                            Percent of
                                                               Initial
                                                            Subgroup 1
                                Number of    Cut-Off Date      HELOCs by
Range of Credit                   Initial         Balance   Cut-Off Date
Utilization Rates (%)          Subgroup 1                        Balance
                                   HELOCs
0.01%   to  30.00%                  1,351     $9,145,692.64      5.43%
30.01%  to  35.00%                    220      2,497,497.33      1.48%
35.01%  to  40.00%                    245      3,180,786.98      1.89%
40.01%  to  45.00%                    189      2,795,297.50      1.66%
45.01%  to  50.00%                    238      3,577,880.61      2.13%
50.01%  to  55.00%                    227      3,865,487.43      2.30%
55.01%  to  60.00%                    221      4,202,899.15      2.50%
60.01%  to  65.00%                    205      4,294,593.03      2.55%
65.01%  to  70.00%                    210      4,854,281.41      2.88%
70.01%  to  75.00%                    303      7,258,975.80      4.31%
75.01%  to  80.00%                    258      6,578,475.95      3.91%
80.01%  to  85.00%                    231      6,372,645.29      3.79%
85.01%  to  90.00%                    263      7,979,480.18      4.74%
90.01%  to  95.00%                    241      7,369,521.37      4.38%
95.01%  to  100.00%                 2,825     93,790,526.03     55.73%
100.01% +                              14        531,265.59      0.32%
                     Total         7,241l   $168,295,306.29    100.00%


The weighted average Credit Utilization Rate based on the Cut-Off Date Credit Limit of the Initial Subgroup 1 HELOCs as of the Cut-Off Date is approximately 83.39%.


----------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc. BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
                                  Credit Limits

                                                            Percent of
                                                               Initial
                                                            Subgroup 1
                                Number of    Cut-Off Date      HELOCs by
Range of Credit Limits            Initial         Balance   Cut-Off Date
($)                            Subgroup 1                        Balance
                                   HELOCs
     $0.01 To  $25,000.00           3,167   $40,419,064.71        24.02%
$25,000.01 To  $50,000.00           2,962    73,303,829.48        43.56%
$50,000.01 To  $75,000.00             569    24,411,158.25        14.50%
$75,000.01 To  $100,000.00            504    26,864,230.40        15.96%
$100,000.01To  $125,000.00             28     2,315,284.08         1.38%
$125,000.01To  $150,000.00              6       694,122.83         0.41%
$175,000.01To  $200,000.00              3       229,016.23         0.14%
$225,000.01To  $250,000.00              2        58,600.31         0.03%
                     Total          7,241  $168,295,306.29       100.00%


The average of the Credit Limits of the Initial Subgroup 1 HELOCs as of the Cut-Off Date is approximately $35,378.22.


                               Maximum Loan Rates


                                                            Percent of
                                                               Initial
                                                            Subgroup 1
                                Number of    Cut-Off Date      HELOCs by
Maximum Loan Rates                Initial         Balance   Cut-Off Date
(%)                            Subgroup 1                        Balance
                                   HELOCs
14.001% to  15.000%                   134    $2,566,007.77         1.52%
15.001% to  16.000%                   105     2,386,049.11         1.42%
17.001% to  18.000%                 1,646    34,544,278.83        20.53%
18.001% to  19.000%                 5,356   128,798,970.58        76.53%
                     Total          7,241  $168,295,306.29       100.00%


The weighted average Maximum Loan Rate of the Initial Subgroup 1 HELOCs as of the Cut-Off Date is approximately 18.31%.

                     Months Remaining to Scheduled Maturity

                                                            Percent of
                                                               Initial
                                                            Subgroup 1
                                Number of    Cut-Off Date      HELOCs by
  Range of Months                 Initial         Balance   Cut-Off Date
                               Subgroup 1                        Balance
                                   HELOCs
   0    to  60                          7     $123,100.93          0.07%
  61    to  120                     4,070   76,789,703.04         45.63%
  121   to  180                     1,285   38,711,065.56         23.00%
  241   to  300                     1,877   52,621,036.76         31.27%
  301    +                              2       50,400.00          0.03%
                     Total          7,241 $168,295,306.29        100.00%

The weighted average months remaining to scheduled maturity of the Initial Subgroup 1 HELOCs as of the Cut-Off Date is approximately 187 months.
-------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
 BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
                                Origination Year

                                                              Percent of
                                                                 Initial
                                                              Subgroup 1
                                Number of    Cut-Off Date        HELOCs by
Origination                       Initial         Balance     Cut-Off Date
Year                           Subgroup 1                        Balance
                                   HELOCs
 1990                                   1         $45,000.00       0.03%
 1993                                   2          34,735.12       0.02%
 1994                                   2           2,194.97       0.00%
 1995                                   7         116,779.63       0.07%
 1996                                   4          72,369.52       0.04%
 1997                                  15         134,407.54       0.08%
 1998                                 106       1,422,281.64       0.85%
 1999                               6,614     152,882,256.06      90.84%
 2000                                 490      13,585,281.81       8.07%
                     Total          7,241    $168,295,306.29     100.00%



                                  Lien Priority

                                                              Percent of
                                                                 Initial
                                                              Subgroup 1
                                Number of    Cut-Off Date      HELOCs by
Lien                              Initial         Balance   Cut-Off Date
Position                       Subgroup 1                        Balance
                                   HELOCs
First                                 212     $8,372,190.89         4.97%
Second                              7,029    159,923,115.40        95.03%
                     Total          7,241l  $168,295,306.29       100.00%


                              Debt-to-Income Ratios

                                                             Percent of
                                                                Initial
                              Number of                      Subgroup 1
                                Initial     Cut-Off Date      HELOCs by
  Range of                   Subgroup 1          Balance   Cut-Off Date
  Debt-to-Income Ratios          HELOCs                         Balance
  (%)
    0.00%  9.99%                     26      $710,290.01          0.42%
   10.00%  19.99%                   462     8,739,230.05          5.19%
   20.00%  29.99%                 1,592    32,201,613.49         19.13%
   30.00%  39.99%                 2,336    52,899,833.11         31.43%
   40.00%  49.99%                 2,359    60,920,723.07         36.20%
   50.00%  59.99%                   390    10,842,160.07          6.44%
   60.00%  69.99%                    60     1,514,081.26          0.90%
   70.00%  79.99%                     7       242,647.79          0.14%
   80.00%  89.99%                     2        69,563.03          0.04%
   90.00%                             7       155,164.41          0.09%
                      Total       7,241  $168,295,306.29        100.00%


------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
 BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                       Teaser Expiration Month

                                                              Percent of
                                                                 Initial
                                                              Subgroup 1
                                Number of    Cut-Off Date      HELOCs by
Teaser Expiration                 Initial         Balance   Cut-Off Date
Month                          Subgroup 1                        Balance
                                   HELOCs
No Teaser                           1,745   $43,064,696.26        25.59%
Date
February 2000                       1,052   27,829,753.62         16.54%
March 2000                          1,292   33,930,271.42         20.16%
April 2000                            740   14,301,696.52          8.50%
May 2000                              859   14,424,739.63          8.57%
June 2000                           1,230   27,224,982.26         16.18%
July 2000                             320    7,443,302.64          4.42%
February 2002                           1       11,885.85          0.01%
February 2010                           1       48,982.54          0.03%
May 2010                                1       14,995.55          0.01%
                     Total          7,241 $168,295,306.29        100.00%


                               Documentation Type
                                                              Percent of
                                                                 Initial
                                                              Subgroup 1
                               Number of          Cut-Off      HELOCs by
Documentation                    Initial     Date Balance   Cut-Off Date
                              Subgroup 1                         Balance
                                  HELOCs
Standard                           4,706     $121,739,406.07      72.34%
No Income No Appraisal               919       13,772,559.75       8.18%
Family First Direct                  663       12,595,767.36       7.48%
No Income Verification               662       12,579,802.86       7.47%
Select                               162        4,861,611.57       2.89%
GM EXPANDED FAM                       35          892,150.90       0.53%
Super Express                         54          884,718.74       0.53%
Streamline                            19          677,925.81       0.40%
Alternative                           13          144,221.83       0.09%
Express                                6          128,907.86       0.08%
Quick                                  2           18,233.54       0.01%
                     Total         7,241     $168,295,306.29     100.00%




------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
 BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
Initial Subgroup 2 HELOC Characteristics

      Set forth below is a description of certain characteristics of the Initial Subgroup 2 HELOCs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Subgroup 2 HELOCs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).

                                Property Type

                                                             Percent of
                                                                Initial
                                                             Subgroup 2
                               Number of          Cut-Off      HELOCs by
Property Type                    Initial     Date Balance   Cut-Off Date
                              Subgroup 2                         Balance
                                  HELOCs
Condominium                           12       $670,013.50         3.80%
PUD                                    7        640,445.12         3.63%
Single-Family Dwelling               179     16,316,419.39        92.57%
                     Total           198    $17,626,878.01       100.00%



                                 Occupancy Types
                                                            Percent of
                                                               Initial
                                                            Subgroup 2
Occupancy                      Number of        Cut-Off      HELOCs by
(as indicated by Borrower)       Initial   Date Balance   Cut-Off Date
                              Subgroup 2                       Balance
                                  HELOCs
Owner Occupied                       194   $17,237,878.01       97.79%
Non-Owner Occupied                     4       389,000.00        2.21%
                     Total           198   $17,626,878.01      100.00%


                               Principal Balances
                                                           Percent of
                                                              Initial
                                                           Subgroup 2
                               Number of  Cut-Off Date      HELOCs by
Range of Principal               Initial       Balance   Cut-Off Date
Balances ($)                  Subgroup 2                      Balance
                                  HELOCs
     $0.00  to  $25,000.00            46    $601,815.74         3.41%
$25,000.01  to  $50,000.00            38   1,487,636.74         8.44%
$50,000.01  to  $75,000.00            17   1,076,149.86         6.11%
$75,000.01  to  $100,000.00           31   2,785,124.17        15.80%
$100,000.01 to  $125,000.00           11   1,254,013.24         7.11%
$125,000.01 to  $150,000.00           27   3,825,026.29        21.70%
$150,000.01 to  $175,000.00            4     652,875.30         3.70%
$175,000.01 to  $200,000.00            7   1,313,273.43         7.45%
$200,000.01 +                         17   4,630,963.24        26.27%
                     Total           198 $17,626,878.01       100.00%

The average Principal Balance of the Initial Subgroup 2 HELOCs as of the Cut-Off Date is approximately $89,024.64.

------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
 BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                          Combined Loan-to-Value Ratios

                                                              Percent of
                                                                 Initial
                                                              Subgroup 2
Range of Combined               Number of    Cut-Off Date      HELOCs by
Loan-to-Value                     Initial         Balance   Cut-Off Date
Ratios(%)                      Subgroup 2                        Balance
                                   HELOCs
  0.000% to  50.000%                    8      $764,284.49         4.34%
 50.001% to  60.000%                    8     1,123,971.08         6.38%
 60.001% to  70.000%                   20     2,202,080.93        12.49%
 70.001% to  80.000%                  109     9,077,641.38        51.50%
 80.001% to  90.000%                   40     3,177,090.93        18.02%
 90.001% to  100.000%                  13     1,281,809.20         7.27%
                     Total            198   $17,626,878.01       100.00%

The minimum and maximum Combined Loan-to-Value Ratios of the Initial Subgroup 2 HELOCs as of the Cut-Off Date are approximately 17.41% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial Subgroup 2 HELOCs as of the Cut-Off Date is approximately 76.30%.


------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
 BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                      Geographical Distributions

                                                             Percent of
                                                             Initial
                                                             Subgroup 2
                                 Number of       Cut-Off      HELOCs by
         Location                  Initial  Date Balance   Cut-Off Date
                                Subgroup 2                      Balance
                                   HELOCs

            AK                           1    $100,000.00          0.57%
            AZ                           3     184,160.68          1.04%
            CA                          66   6,158,430.30         34.94%
            CO                           7     806,706.59          4.58%
            CT                           9     423,621.42          2.40%
            FL                           4     315,138.66          1.79%
            GA                           5     337,854.27          1.92%
            HI                           1     153,516.50          0.87%
            IL                           3      62,939.41          0.36%
            IN                           2      32,572.52          0.18%
            KS                           2     224,250.00          1.27%
            MA                           1      64,336.56          0.36%
            MD                           2      54,071.80          0.31%
            MI                          61   4,528,429.20         25.69%
            MN                           2     226,950.00          1.29%
            MO                           1      45,282.85          0.26%
            NC                           1      90,499.65          0.51%
            NH                           1      11,511.95          0.07%
            NJ                           9   1,007,389.26          5.72%
            NM                           1      74,420.67          0.42%
            NV                           1     128,042.46          0.73%
            NY                           2     386,000.00          2.19%
            OH                           2     260,332.60          1.48%
            OR                           1     140,000.00          0.79%
            PA                           4     514,830.54          2.92%
            SC                           1     220,000.00          1.25%
            UT                           1      88,876.82          0.50%
            WA                           4     986,713.30          5.60%
                      Total            198  $17,626,878.01       100.00%



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                               Junior Ratios(1)(2)

                                                              Percent of
                                                                 Initial
                                                              Subgroup 2
                                Number of    Cut-Off Date      HELOCs by
Range of Junior                   Initial         Balance   Cut-Off Date
Ratios (%)                     Subgroup 2                        Balance
                                   HELOCs
  0.00% to  9.99%                       2      $148,000.00         0.84%
 10.00% to  19.99%                     30     1,416,770.69         8.04%
 20.00% to  29.99%                     35     2,671,723.82        15.16%
 30.00% to  39.99%                     49     4,003,374.03        22.71%
 40.00% to  49.99%                     28     3,546,191.85        20.12%
 50.00% to  59.99%                     23     2,142,259.49        12.15%
 60.00% to  69.99%                     11     1,123,331.58         6.37%
 70.00% to  79.99%                     12     2,117,467.35        12.01%
 80.00% to  89.99%                      6       441,558.11         2.51%
 90.00% to  100.00%                     2        16,201.09         0.09%
                     Total            198   $17,626,878.01       100.00%

(1) The Junior Ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

(2) The weighted average Junior Ratio of the Initial Subgroup 2 HELOCs as of the Cut-Off Date is approximately 44.05%.

                                   Loan Rates

                                                            Percent of
                                                               Initial
                                                            Subgroup 2
                                Number of  Cut-Off Date      HELOCs by
Range of Loan                     Initial       Balance   Cut-Off Date
Rates(%)                       Subgroup 2                      Balance
                                   HELOCs
 0.001% to  8.000%                    161   $15,053,324.77      85.40%
 8.001% to  9.000%                      3       219,328.02       1.24%
 9.001% to  10.000%                    13       686,075.21       3.89%
10.001% to  11.000%                    10       791,314.45       4.49%
11.001% to  12.000%                     6       397,505.30       2.26%
12.001% to  13.000%                     2       139,446.62       0.79%
13.001% to  14.000%                     3       339,883.64       1.93%
                     Total            198   $17,626,878.01     100.00%

The weighted average Loan Rate of the Initial Subgroup 2 HELOCs as of the Cut-Off Date is approximately 7.27%.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                           Fully Indexed Gross Margin

                                                              Percent of
                                                                 Initial
                                                              Subgroup 2
                                Number of    Cut-Off Date      HELOCs by
 Range of Fully Indexed           Initial         Balance   Cut-Off Date
    Gross Margins(%)           Subgroup 2                        Balance
                                   HELOCs
Less        0.000%                      1      $20,500.00          0.12%
than
0.000%  to  1.000%                    126   12,157,132.77         68.97%
1.001%  to  2.000%                     42    2,861,822.56         16.24%
2.001%  to  3.000%                     14    1,126,806.54          6.39%
3.001%  to  4.000%                     10      991,365.56          5.62%
4.001%  to  5.000%                      5      469,250.58          2.66%
                     Total            198  $17,626,878.01        100.00%

The weighted average fully indexed gross margin of the Initial Subgroup 2 HELOCs as of the Cut-Off Date is approximately 1.14% per annum.


                            Credit Utilization Rates

                                                              Percent of
                                                                 Initial
                                                              Subgroup 2
                                Number of    Cut-Off Date      HELOCs by
Range of Credit                   Initial         Balance   Cut-Off Date
Utilization Rates (%)          Subgroup 2                        Balance
                                   HELOCs
0.01%   to  30.00%                     52     $960,807.51          5.45%
30.01%  to  35.00%                     10      633,580.26          3.59%
35.01%  to  40.00%                      4      211,540.28          1.20%
40.01%  to  45.00%                      6      423,930.28          2.41%
45.01%  to  50.00%                      4      326,272.78          1.85%
50.01%  to  55.00%                      6      433,135.42          2.46%
55.01%  to  60.00%                      7      737,180.24          4.18%
60.01%  to  65.00%                      7      916,775.70          5.20%
65.01%  to  70.00%                      5      510,677.35          2.90%
70.01%  to  75.00%                      7      689,350.36          3.91%
75.01%  to  80.00%                      7    1,045,158.49          5.93%
80.01%  to  85.00%                      8      984,307.99          5.58%
85.01%  to  90.00%                      3      356,581.94          2.02%
90.01%  to  95.00%                      6      741,767.76          4.21%
95.01%  to  100.00%                    66    8,655,811.65         49.11%
                     Total            198  $17,626,878.01        100.00%


The weighted average Credit Utilization Rate based on the Cut-Off Date Credit Limit of the Initial Subgroup 2 HELOCs as of the Cut-Off Date is approximately 80.00%.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
                                  Credit Limits
                                                            Percent of
                                                               Initial
                                                            Subgroup 2
                                Number of  Cut-Off Date      HELOCs by
Range of Credit Limits            Initial       Balance   Cut-Off Date
($)                            Subgroup 2                      Balance
                                   HELOCs
     $0.01 To  $25,000.00               1    $12,000.00          0.07%
$25,000.01 To  $50,000.00              25    690,462.06          3.92%
$50,000.01 To  $75,000.00              12    612,005.29          3.47%
$75,000.01 To  $100,000.00             37  1,882,041.37         10.68%
$100,000.01To  $125,000.00              2    241,649.60          1.37%
$125,000.01To  $150,000.00             56  5,218,915.43         29.61%
$150,000.01To  $175,000.00              8    825,565.86          4.68%
$175,000.01To  $200,000.00             20  1,882,564.77         10.68%
$200,000.01To  $225,000.00              9  1,563,706.64          8.87%
$225,000.01To  $250,000.00             19  2,507,676.31         14.23%
$250,000.01To  $275,000.00              2    511,302.89          2.90%
$275,000.01To  $300,000.00              2     94,224.69          0.53%
$425,000.01To  $450,000.00              1     27,416.33          0.16%
$575,000.01To  $600,000.00              1    325,175.50          1.84%
$650,000.01To  $675,000.00              1    500,000.00          2.84%
$675,000.01To  $700,000.00              1    236,860.05          1.34%
$775,000.01To  $800,000.00              1    495,311.22          2.81%
                     Total            198 $17,626,878.01       100.00%

The average of the Credit Limits of the Initial Subgroup 2 HELOCs as of the Cut-Off Date is approximately $150,210.61.

                               Maximum Loan Rates

                                                            Percent of
                                                               Initial
                                                            Subgroup 2
                              Number of    Cut-Off Date      HELOCs by
Maximum Loan Rates              Initial         Balance   Cut-Off Date
(%)                          Subgroup 2                        Balance
                                 HELOCs
14.001% to  15.000%                   1      $45,282.85          0.26%
15.001% to  16.000%                   1       90,499.65          0.51%
17.001% to  18.000%                  76    5,551,525.84         31.49%
18.001% to  19.000%                 120   11,939,569.67         67.74%
                     Total          198   $17,626,878.01       100.00%


The weighted average Maximum Loan Rate of the Initial Subgroup 2 HELOCs as of the Cut-Off Date is approximately 18.32%.

                     Months Remaining to Scheduled Maturity

                                                               Percent of
                                                                  Initial
                                                               Subgroup 2
                                Number of     Cut-Off Date      HELOCs by
  Range of Months                 Initial          Balance   Cut-Off Date
                               Subgroup 2                         Balance
                                   HELOCs
     61 to  120                       132    $11,474,882.33        65.10%
    121 to  180                        15      1,522,270.25         8.64%
    241 to  300                        50      4,479,725.43        25.41%
    301  +                              1        150,000.00         0.85%
                     Total            198    $17,626,878.01       100.00%

The weighted average months remaining to scheduled maturity of the Initial Subgroup 2 HELOCs as of the Cut-Off Date is approximately 170 months.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                                Origination Year

                                                              Percent of
                                                                 Initial
                                                              Subgroup 2
                                Number of    Cut-Off Date      HELOCs by
Origination                       Initial         Balance   Cut-Off Date
Year                           Subgroup 2                        Balance
                                   HELOCs
 1993                                   1        $6,450.00        0.04%
 1998                                   3        31,306.00        0.18%
 1999                                 171    15,897,129.41       90.19%
 2000                                  23     1,691,992.60        9.60%
                     Total            198l  $17,626,878.01      100.00%



                                  Lien Priority

                                                              Percent of
                                                                 Initial
                                                              Subgroup 2
                                Number of    Cut-Off Date      HELOCs by
Lien                              Initial         Balance   Cut-Off Date
Position                       Subgroup 2                        Balance
                                   HELOCs
First                                1      $136,000.00          0.77%
Second                             197    17,490,878.01         99.23%
                     Total         198   $17,626,878.01        100.00%



                              Debt-to-Income Ratios

                                                             Percent of
                                                                Initial
                              Number of                      Subgroup 2
                                Initial     Cut-Off Date      HELOCs by
  Range of                   Subgroup 2          Balance   Cut-Off Date
  Debt-to-Income Ratios          HELOCs                         Balance
  (%)
    0.00%  9.99%                      1      $248,209.28          1.41%
   10.00%  19.99%                    12     1,562,187.01          8.86%
   20.00%  29.99%                    31     1,929,247.31         10.94%
   30.00%  39.99%                    66     6,143,095.78         34.85%
   40.00%  49.99%                    74     6,242,117.66         35.41%
   50.00%  59.99%                     9       711,676.74          4.04%
   60.00%  69.99%                     4       640,344.23          3.63%
   80.00%  89.99%                     1       150,000.00          0.85%
                      Total         198   $17,626,878.01        100.00%



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                             Teaser Expiration Month

------------------         --------------                    Percent of
                                                                Initial
                                                             Subgroup 2
                                Number of    Cut-Off Date     HELOCs by
Teaser Expiration                 Initial         Balance  Cut-Off Date
Month                          Subgroup 2                       Balance
                                   HELOCs
No Teaser Date                         37   $2,573,553.24        14.60%
Date
February                               23    1,892,448.44        10.74%
2000
March 2000                             54    5,289,050.17        30.01%
April 2000                             23    1,763,903.70        10.01%
May 2000                               14    2,048,329.64        11.62%
June 2000                              34    3,133,039.39        17.77%
July 2000                              13      926,553.43         5.26%
                     Total            198l $17,626,878.01       100.00%



                               Documentation Type

                                                           Percent of
                                                              Initial
                                                           Subgroup 2
                               Number of       Cut-Off      HELOCs by
Documentation                    Initial  Date Balance   Cut-Off Date
                              Subgroup 2                      Balance
                                  HELOCs
Standard                             109    $10,406,116.22     59.04%
Select                                43      4,808,208.82     27.28%
Family First Direct                   25      1,339,176.94      7.60%
No Income Verification                10        451,443.80      2.56%
Streamline                             4        373,626.47      2.12%
GM EXPANDED FAM                        1        146,226.13      0.83%
No Income No Appraisal                 4         90,679.63      0.51%
Super Express                          2         11,400.00      0.06%
                     Total           198    $17,626,878.01    100.00%




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

Initial HEL Characteristics

      Set forth below is a description of certain characteristics of the Initial HELs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial HELs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).


                                  Property Type

                                                            Percent of
                                                          Initial HELs
                               Number of         Cut-Off             by
Property Type               Initial HELs    Date Balance   Cut-Off Date
                                                                Balance
Condo                                101    $2,146,180.03         5.37%
Duplex - Fourplex                      6       110,287.89         0.28%
Manufactured Housing                   5        73,552.49         0.18%
PUD                                   60     1,976,543.33         4.95%
Single Family                      1,354    35,402,053.23        88.65%
Two Family                            10       224,451.53         0.56%
                     Total         1,536To $39,933,068.50       100.00%



                           Occupancy Types

                                                           Percent of
                                                         Initial HELs
Occupancy                      Number of       Cut-Off             by
(as indicated by Borrower)  Initial HELs  Date Balance   Cut-Off Date
                                                              Balance
Owner Occupied                     1,528  $39,803,466.79       99.68%
Non-Owner Occupied                     8      129,601.71        0.32%
                                   1,536  $39,933,068.50      100.00%
                     Total


                               Principal Balances

                                                              Percent of
                                                            Initial HELs
                                Number of  Cut-Off Date               by
Range of Principal           Initial HELs       Balance     Cut-Off Date
Balances ($)                                                     Balance
      $0.00  to  $25,000.00           974   $16,035,612.13        40.16%
 $25,000.01  to  $50,000.00           453    16,318,028.77        40.86%
 $50,000.01  to  $75,000.00            86     5,200,076.42        13.02%
 $75,000.01  to  $100,000.00           16     1,437,474.39         3.60%
$100,000.01  to  $125,000.00            3       333,900.00         0.84%
$125,000.01  to  $150,000.00            3       448,493.59         1.12%
$150,000.01  to  $175,000.00            1       159,483.20         0.40%
                     Total          1,536   $39,933,068.50       100.00%

The average Principal Balance of the Initial HELs as of the Cut-Off Date is approximately $25,998.09.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------


                           Geographical Distributions

                                                             Percent of
                                 Number of       Cut-Off   Initial HELs
Location                      Initial HELs  Date Balance             by
                                                           Cut-Off Date
                                                                Balance
            AK                        2     $176,858.87          0.44%
            AL                       15      366,163.37          0.92%
            AR                        3       63,734.03          0.16%
            AZ                       42      835,103.12          2.09%
            CA                      529   15,927,610.04         39.89%
            CO                       26      658,323.85          1.65%
            CT                       28      928,457.54          2.33%
            DE                        5       91,537.07          0.23%
            FL                       71    1,654,290.22          4.14%
            GA                       43    1,307,270.27          3.27%
            HI                        4      134,398.21          0.34%
            IA                       16      195,903.09          0.49%
            ID                       11      248,775.19          0.62%
            IL                       39      941,239.43          2.36%
            IN                       25      538,305.16          1.35%
            KS                        8      200,655.30          0.50%
            KY                        5      131,371.00          0.33%
            LA                        8      163,403.58          0.41%
            MA                       46    1,114,780.31          2.79%
            MD                       23      544,023.26          1.36%
            ME                       10      304,797.68          0.76%
            MI                       68    1,474,161.34          3.69%
            MN                       17      400,454.43          1.00%
            MO                       31      659,895.61          1.65%
            MS                       10      264,838.70          0.66%
            MT                        2       82,459.71          0.21%
            NC                       27      697,442.04          1.75%
            NH                        9      162,011.32          0.41%
            NJ                       31      747,787.52          1.87%
            NM                       12      249,445.14          0.62%
            NV                       11      218,276.88          0.55%
            NY                       49    1,371,559.06          3.43%
            OH                       27      704,320.94          1.76%
            OK                       17      387,337.02          0.97%
            OR                       18      418,287.99          1.05%
            PA                       56    1,161,198.43          2.91%
            RI                        4       98,707.72          0.25%
            SC                        4      103,824.57          0.26%
            TN                       16      379,101.30          0.95%
            TX                       62    1,423,570.15          3.56%
            UT                        9      140,708.68          0.35%
            VA                       25      620,996.22          1.56%
            VT                        3       48,896.02          0.12%
            WA                       38      930,381.20          2.33%
            WI                       18      404,575.29          1.01%
            WV                       11      220,196.77          0.55%
            WY                        2       35,633.86          0.09%
                      Total       1,536  $39,933,068.50        100.00%



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------
                          Combined Loan-to-Value Ratios

                                                            Percent of
                                                          Initial HELs
Range of Combined               Number of  Cut-Off Date             by
Loan-to-Value Ratios         Initial HELs       Balance   Cut-Off Date
(%)                                                            Balance
 0.001% to  50.000%                   101   $2,311,752.32         5.79%
50.001% to  60.000%                    81    1,916,983.05         4.80%
60.001% to  70.000%                   146    3,659,078.83         9.16%
70.001% to  80.000%                   494   12,822,238.16        32.11%
80.001% to  90.000%                   597   15,391,664.74        38.54%
90.001% to  100.000%                  117    3,831,351.40         9.59%
                     Total          1,536  $39,933,068.50       100.00%

The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELs as of the Cut-Off Date are approximately 6.00% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial HELs as of the Cut-Off Date is approximately 78.40%.

                               Junior Ratios(1)(2)
                                                            Percent of
                                                          Initial HELs
                                Number of  Cut-Off Date             by
Range of Junior              Initial HELs       Balance   Cut-Off Date
Ratios (%)                                                     Balance
  0.00% to  9.99%                  239     $3,812,782.27         9.55%
 10.00% to  19.99%                 721     16,787,558.15        42.04%
 20.00% to  29.99%                 346     10,907,098.51        27.31%
 30.00% to  39.99%                 137      4,744,404.56        11.88%
 40.00% to  49.99%                  55      2,374,814.61         5.95%
 50.00% to  59.99%                  23        791,449.20         1.98%
 60.00% to  69.99%                   5        198,492.60         0.50%
 70.00% to  79.99%                   7        196,773.19         0.49%
 80.00% to  89.99%                   2         85,195.41         0.21%
 90.00% to  99.99%                   1         34,500.00         0.09%
                     Total       1,536    $39,933,068.50       100.00%

(1) The Junior Ratio of a HEL is the ratio (expressed as a percentage) of the outstanding balance of such HEL to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such HEL is underwritten.

(2) The weighted average Junior Ratio of the Initial HELs as of the Cut-Off Date is approximately 22.11%.

                                   Loan Rates

                                                            Percent of
                                                          Initial HELs
                                Number of  Cut-Off Date             by
Range of Loan                Initial HELs       Balance   Cut-Off Date
Rates(%)                                                       Balance
 0.001% to  8.000%                  30      $335,094.26          0.84%
 8.001% to  9.000%                  18       569,409.50          1.43%
 9.001% to  10.000%                605    16,270,524.75         40.74%
10.001% to  11.000%                536    13,983,747.56         35.02%
11.001% to  12.000%                264     6,596,577.75         16.52%
12.001% to  13.000%                 81     2,119,921.04          5.31%
13.001% to  14.000%                  1        27,800.00          0.07%
16.001% to  17.000%                  1        29,993.64          0.08%
                     Total       1,536   $39,933,068.50        100.00%

The weighted average Loan Rate of the Initial HELs as of the Cut-Off Date is approximately 10.41%.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                     Months Remaining to Scheduled Maturity

                                                            Percent of
                                                          Initial HELs
                                Number of  Cut-Off Date             by
Range of Months              Initial HELs       Balance   Cut-Off Date
                                                               Balance
      0 to  60                     169     $2,549,072.00         6.38%
     61 to  120                    405      8,571,768.72        21.47%
    121 to  180                    753     21,803,986.42        54.60%
    181 to  240                    188      6,220,002.76        15.58%
    241 to  300                      7        213,436.47         0.53%
    301  +                          14        574,802.13         1.44%
                     Total       1,536    $39,933,068.50       100.00%

The weighted average months remaining to scheduled maturity of the Initial HELs as of the Cut-Off Date is approximately 162 months.


                                  Lien Priority

                                                            Percent of
                                                          Initial HELs
                                Number of  Cut-Off Date             by
Lien Position                Initial HELs       Balance   Cut-Off Date
                                                               Balance
First                               32     $1,063,235.31          2.66%
Second                           1,504     38,869,833.19         97.34%
                     Total       1,536    $39,933,068.50        100.00%


                                Origination Year

                                                            Percent of
                                                          Initial HELs
                                Number of  Cut-Off Date             by
Origination                       Initial       Balance   Cut-Off Date
Year                                 HELs                      Balance
 1997                                 2       $37,867.16         0.09%
 1999                             1,403    35,907,815.07        89.92%
 2000                               131     3,987,386.27         9.99%
                     Total        1,536   $39,933,068.50       100.00%


                              Debt-to-Income Ratios


                                                           Percent of
                                 Number of  Cut-Off Date   Initial HELs by
  Range  of  Debt-to-Income   Initial HELs       Balance   Cut-Off Date
  Ratios (%)                                                Balance
    0.00%  9.99%                     6       $180,450.20       0.45%
   10.00%  19.99%                   47      1,140,738.56       2.86%
   20.00%  29.99%                  258      5,765,240.38      14.44%
   30.00%  39.99%                  488    1 2,424,866.26      31.11%
   40.00%  49.99%                  642    1 7,608,829.31      44.10%
   50.00%  59.99%                   86      2,490,557.96       6.24%
   60.00%  69.99%                    9        322,385.83       0.81%
                      Total      1,536    $39,933,068.50     100.00%




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                               Documentation Type


                                                            Percent of
                                Number of       Cut-Off   Initial HELs
Documentation                Initial HELs  Date Balance             by
                                                          Cut-Off Date
                                                           Balance
Standard                          980     $27,240,091.44       68.21%
No Income No Appraisal            350       7,705,140.22       19.30%
No Income Verification             90       2,471,670.73        6.19%
Family First Direct                93       1,883,810.91        4.72%
Super Express                      14         308,783.15        0.77%
Select                              5         223,748.82        0.56%
GM Expanded FAM                     3          80,057.18        0.20%
Streamline                          1          19,766.05        0.05%
                      Total     1,536l    $39,933,068.50      100.00%



      The information set forth in the preceding sections is based upon information provided by the Seller and tabulated by the Depositor. The Depositor makes no representation as to the accuracy or completeness of such information.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------

SENSITIVITY TABLES

Class A-1 (to call)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Gross CPR - HELOCs           10%     25%      30%       35%       40%      45%       50%
PPC- HELs                    0%      50%      75%       100%      125%     150%      175%
--------------------------------------------------------------------------------------------------
Average Life (years)         8.34    4.57     3.92      3.42      3.03     2.73      2.48
Modified Duration (years)    6.13    3.73     3.28      2.92      2.63     2.40      2.20
First Principal Payment      3/25/01 3/25/01  3/25/01   3/25/01   3/25/01  03/25/01  3/25/01
Last Principal Payment       9/25/13 2/25/09  12/25/07  12/25/06  2/25/06  7/25/05   2/25/04
Principal Lockout (months)   12      12       12        12        12       12        12
Principal Window (months)    151     96       82        70        60       53        46
Illustrative Yield a7 Par
30/360                       6.30%   6.30%    6.30%     6.30%     6.30%    6.29%     6.29%
--------------------------------------------------------------------------------------------------
Class A-2 (to call)
Gross CPR - HELOCs           10%     25%      30%      35%        40%       45%       50%
PPC- HELs                    0%      50%      75%     100%        125%      150%      175%
--------------------------------------------------------------------------------------------------
Average Life (years)         7.70    4.43      3.82     3.36       2.99      2.70      2.46
Modified Duration (years)    5.76    3.63      3.20     2.87       2.59      2.37      2.18
First Principal Payment      3/25/01 3/25/01   3/25/01  3/25/01    3/25/01   3/25/01   3/25/01
Last Principal Payment       8/25/12 10/25/08  9/25/07  10/25/06   1/25/06   6/25/05   11/25/04
Principal Lockout (months)   12      12        12       12         12        12         12
Principal Window (months)    138     92        79       68         59        52         45
Illustrative Yield Par
30/360                       6.33%   6.33%     6.33%    6.33%      6.33%     6.33%     6.33%
--------------------------------------------------------------------------------------------------
Class A-3 (to call)
--------------------------------------------------------------------------------------------------
Gross CPR - HELOCs           10%      25%      30%      35%         40%        45%        50%
PPC- HELs                     0%      50%      75%      100%        125%       150%       175%
--------------------------------------------------------------------------------------------------
Average Life (years)         8.23     4.79     3.78      3.07       2.57        2.20       1.92
Modified Duration (years)    5.55     3.60     2.98      2.51       2.16        1.89       1.68
First Principal Payment      7/25/00  7/25/00  7/25/00   7/25/00    7/25/00     7/25/00    7/25/00
Last Principal Payment       12/25/12 6/25/10  9/25/08   2/25/07    12/25/05    12/25/05   5/25/04
Principal Lockout (months)   4          4        4         4          4            4          4
Principal Window (months)    150      120      99        80         66            55         47
Illustrative Yield @ Par
30/360                       8.02%    7.97%    7.94%     7.90%      7.87%       7.83%     7.80%

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------


     * Assumes in the case of HEGOCs, a Gross CPR as disclosed above less a constant draw rate of 10'%, and in the case of the HELs, the percentage of the prepayment assumption disclosed above.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------

                               SENSITIVITY TABLES
Class A-1
(to
maturity)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gross CPR  10%       25%       30%       35%       40%       45%      50%
- HELOCs
PPC- HELs   0%        50%      75%      100%      125%      150%     175%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average
Life
(years)     8.44      4.76      4.10      3.58      3.18      2.86     2.59
Modified
Duration
(years)     6.17      3.83      3.37      3.01      2.72      2.48     2.28
First
Principal
Payment     3/25/01   3/25/01   3/25/01   3/25/01   3/25/01   3/25/01  3/25/01
Last
Principal
Payment     9/25/15   4/25/15   8/25/14   7/25/13   2/25/12   9/25/10  6/25/09
Principal
Lockout      12        12        12        12        12        12       12
(months)
Principal
Window
(months)     175       170       162       149       132       115      100
Illustrative
Yield @
Par 30/360  6.30%     6.30%     6.30%     6.30%     6.30%     6.30%    6.30%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A-2
(to
maturity)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gross CPR  10%       25%       30%       35%       40%       45%      50%
- HELOCs
PPC- HELs  0%        50%       75%       100%      125%      150%     175%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                       40

Average
Life
(years)    7.77      4.60      3.99      3.51      3.13      2.82     2.57
Modified
Duration
(years)    5.79      3.72      3.30      2.96      2.68      2.45     2.25
First
Principal
Payment    3/25/01   3/25/01   3/25/01   3/25/01   3/25/01   3/25/01  3/25/01
Last
Principal
Payment    4/25/14   12/25/13  7/25/13   9/25/12   8/25/11   5/25/10  3/25/09
Principal
Lockout
(months)   12        12        12        12        12        12       12
Principal
Window
(months)   158       154       149       139       126       111      97
Illustrative
Yield @,
Par
(30/360)   6.33%     6.33%     6.34%     6.34%     6.34%     6.33%    6.33%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A-3
(to
maturity)
Gross CPR
- HELOCs   10%       25%       30%       35%       40%       45%      50%
PPC- HELs  0%        50%       75%       100%      125%      150%     175%
Average
(years)    8.26      4.92      3.96      3.25      2.74      2.35     2.04
Life
Modified
Duration
(years)    5.56      3.65      3.06      2.60      2.26      1.98     1.76
First
Principal
Payment    7/25/00   7/25/00   7/25/00   7/25/00   7/25/00   7/25/00  7/25/00
Last
Principal
Payment    8/25/13   6/25/13   3/25/13   7/25/12   5/25/11   1/25/10  10/25/08
Principal
Lockout
(months)    4         4         4         4         4         4        4
Principal
Window
(months)   158       156       153       145       131       115      100
Illustrative
Yield Par
30/360     8.02%     7.98%     7.95%     7.93%     7.90%     7.87%    7.83%
--------------------------------------------------------------------------------


     * Assumes in the case of HELOCs, a Gross CPR as disclosed above less a constant draw rate of 10%, and in the case of tire HEGs, the percentage of the prepayment assumption disclosed above.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------

                               SENSITIVITY TABLES

          PERCENTAGE OF INITIAL CLASS A-1 TERM NOTE BALANCE (1)(2)(3)


Payment Date                         Percentage of Balance

                            ----------------------------------------


Gross CPR - HELOCs            10%   25%  30%   35%   40%  45%   50%
                            ----------------------------------------
                              100   100  100   100   100  100   100
Initial....................
                              100   100  100   100   100  100   100
February 2001..............
                               97    81   75    70    64   59    53
February 2002..............
                               94    65   56    48    41   35    29
February 2003..............
                               90    52   42    34    26   20    15
February 2004..............
                               86    41   31    23    17   12     8
February 2005..............
                               73    29   21    14     9    6     4
February 2006..............
                               61    20   13     9     5    3     1
February 2007..............
                               51    14    9     5     3    1     *
February 2008..............
                               41    10    5     3     1    *     *
February 2009..............
                               33     6    3     2     1    *     0
February 2010..............
                               25     4    2     1     *    0     0
February 2011..............
                               19     2    1     *     0    0     0
February 2012..............
                               13     1    *     *     0    0     0
February 2013..............
                                7     1    *     0     0    0     0
February 2014..............
                                2     *    0     0     0    0     0
February 2015..............
                                0     0    0     0     0    0     0
February 2016..............
                             8.34  4.57 3.92  3.42  3.03 2.73  2.48
Weighted Average Life to
10% call (years)...........
                             8.44  4.76 4.10  3.58  3.18 2.86  2.59
Weighted Average Life to
maturity (years)...........

(1)...Assumes (i) except where indicated, that no optional termination is exercised and (ii) in the case of the HELOCs, a Gross CPR as disclosed above less a constant draw rate of 10.0%.

(2)   All percentages are rounded to the nearest 1%.
(3)   * less than 1% but greater than 0.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------

          PERCENTAGE OF INITIAL CLASS A-2 TERM NOTE BALANCE (1)(2)(3)


Payment Date                         Percentage of Balance

                            ----------------------------------------


Gross CPR - HELOCs            10%   25%  30%   35%   40%  45%   50%
                            ----------------------------------------
                              100   100  100   100   100  100   100
Initial....................
                              100   100  100   100   100  100   100
February 2001..............
                               96    80   75    69    64   58    53
February 2002..............
                               92    63   55    47    40   34    28
February 2003..............
                               87    50   41    33    26   20    15
February 2004..............
                               82    39   30    22    16   11     8
February 2005..............
                               68    27   19    13     9    6     3
February 2006..............
                               56    19   12     8     5    3     1
February 2007..............
                               45    12    8     4     2    1     *
February 2008..............
                               35     8    5     2     1    *     *
February 2009..............
                               27     5    3     1     *    *     0
February 2010..............
                               19     3    1     *     *    0     0
February 2011..............
                               12     1    1     *     0    0     0
February 2012..............
                                6     *    *     0     0    0     0
February 2013..............
                                1     0    0     0     0    0     0
February 2014..............
                                0     0    0     0     0    0     0
February 2015..............
                                0     0    0     0     0    0     0
February 2016..............
                             7.70  4.43 3.82  3.36  2.99 2.70  2.46
Weighted Average Life to
10% call (years)...........
                             7.77  4.60 3.99  3.51  3.13 2.82  2.57
Weighted Average Life to
maturity (years)...........
                                             ======
(1)...Assumes (i) except where indicated, that no optional termination is exercised and (ii) in the case of the HELOCs, a Gross CPR as disclosed above less a constant draw rate of 10.0%.

(2)   All percentages are rounded to the nearest 1%.
(3)   * less than 1% but greater than 0.

-------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
-------------------------------------------------------------------------------

          PERCENTAGE OF INITIAL CLASS A-3 TERM NOTE BALANCE (1)(2)(3)


Payment Date                         Percentage of Balance

                            ----------------------------------------

                               0%   50%  75%  100%  125% 150%  175%
PPC - HELs

                            ----------------------------------------
                              100   100  100   100   100  100   100
Initial....................
                               96    90   86    83    79   75    71
February 2001..............
                               92    75   67    59    51   44    38
February 2002..............
                               88    62   51    42    34   26    20
February 2003..............
                               83    51   39    30    22   16    11
February 2004..............
                               77    42   30    21    14    9     5
February 2005..............
                               71    34   22    14     9    5     3
February 2006..............
                               64    27   16    10     5    3     1
February 2007..............
                               57    21   12     6     3    1     *
February 2008..............
                               49    16    8     4     2    *     0
February 2009..............
                               40    11    5     2     1    0     0
February 2010..............
                               30     7    3     1     *    0     0
February 2011..............
                               19     4    1     *     0    0     0
February 2012..............
                                6     1    *     0     0    0     0
February 2013..............
                                0     0    0     0     0    0     0
February 2014..............
                             8.23  4.79 3.78  3.07  2.57 2.20  1.92
Weighted Average Life to
10% call (years)...........
                             8.26  4.92 3.96  3.25  2.74 2.35  2.04
Weighted Average Life to
maturity (years)...........
                                             ======
(1)...Assumes (i) except where indicated, that no optional termination is exercised and (ii) in the case of the HELs, the percentage of the pricing prepayment assumption disclosed above.

(2)   All percentages are rounded to the nearest 1%.
(3)   * less than 1% but greater than 0.

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------
BEAR STEARNS                                          Bear, Stearns & Co. Inc.
ATLANTA o BOSTON o CHICAGO                       Asset-Backed Securities Group
DALLAS o DC o LOS ANGELES o NEW YORK o SAN FRANCISCO           245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                        New York, New York 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294 fax
-----------------------------------------------------------------------------
   GMACM Home Equity Loan Trust 2000-HE1: Computational Materials for Class
                                 A-3 Term Notes

-----------------------------------------------------------------------------

------------------------------------------------------------------------------
Fax to:                                              Date:    2/22/00
Company:                                           # Pages    14
                                            (incl. cover):
Fax No:                                          Phone No:
------------------------------------------------------------------------------
From:                                            Phone No:
------------------------------------------------------------------------------
   Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, seller or servicer, and although it may be based on data supplied to it by an issuer, seller or servicer, none of the issuer, seller or servicer makes any representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

  ---------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
    BEAR STEARNS

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------

                          TERM NOTES (PRICED TO CALL)

----------------------------------------------------------------------------------------------------
                                                 Average     Average Modified       Modified       Principal   Principal
              Expected                           Life to     Life to Duration       Duration       Window to   Window to  Legal
    Class     Ratings     Approximate  Expected  Maturity(1) Call(1) to Maturity(1) to Maturity(1) Maturity(1) Call(1)    Final
Description*  S&P/Moody's    Size      Coupon     (years)    (years) (years)        (years)        (months)    (months)   Maturity
  A-1 Term    AAA/Aaa  $[225,000,000] LIBOR+____%   [ ]        [ ]     [ ]           [ ]              [ ]        [ ]     [2/25/2030]
    Notes
  A-2 Term    AAA/Aaa   $[25,000,000]  LIBOR+____%  [ ]        [ ]     [ ]           [ ]              [ ]        [ ]     [2/25/2030]
    Notes
A-3 Term      AAA/Aaa   $[50,000,000]     ____%    [3.25]     [3.07]  [2.60]       [2.51]            [145]      [80]     [2/25/2030]
    Notes
--------------------------------------------------------------------------------

        * Bold denotes Offered Notes.

         -----------------------------------------------------------------------
         The Notes:
         o The Class A-1 Term Notes are backed by conforming adjustable rate home equity revolving credit line loans ("HELOCs"), the Class A-2 Term Notes are backed by non-conforming HELOCs and the Class A-3 Term Notes are backed by fixed rate home equity loans ("HELs").

         o During a 12 month revolving period with respect to the Class A-1 and Class A-2 Term Notes, GMACM will sell HELOCs and draws on the HELOCs to the trust. After the initial 12 month revolving period on the HELOCs, for the next 48 months only additional draws on the HELOCs will be sold to the trust and thereafter, no additional collateral will be sold to the trust on behalf of the Class A-1 and Class A-2 Term Notes.

         o During a 4 month revolving period with respect to the Class A-3 Term Notes, GMACM will sell only HELs to the trust. After the initial 4 month revolving period on the HELs, no additional collateral will be sold to the trust on behalf of the Class A-3 Term Notes.

         o The Term Notes are priced to call. The spread to LIBOR will double on the Class A-1 and Class A-2 Term Notes if the respective Term
            Notes are  not  called  upon  their  aggregate   principal  balance
            declining to 10% of their initial principal balance. The coupon on the Class A-3 Term Notes will increase by 0.50% if the Class A-3 Term Notes are not called upon their aggregate principal balance declining to 10% of their initial principal balance.

         o Interest on the Class A-1 and Class A-2 Term Notes is payable monthly starting with the initial distribution date and principal on the Class A-1 and Class A-2 Term Notes is payable monthly starting with the distribution date in the month following the end of the applicable Revolving Period (beginning on [March 25, 2001]), on an Actual/360 basis. Interest payable on the Class A-1 and Class A-2 Term Notes is subject to an available funds cap and an overall cap of [ ]%; provided, however, investors will be entitled to an interest carry-forward amount should LIBOR plus the margin exceed the available funds cap for such periods.

         o Interest on the Class A-3 Term Notes is payable monthly starting with the initial Distribution Date and principal on the Class A-3 Term Notes is payable monthly starting with the distribution date in the month following the end of the applicable Revolving Period (beginning on [July 25, 2000]), on a 30/360 basis.

         o The optional call on the Class A-1 and Class A-2 Term Notes is set at 10% of the initial respective Term Note principal balance. The optional call on the Class A-3 Term Notes is set at 10% of the initial Class A-3 Term Note principal balance.

         o The pricing prepayment speed on the HELOCs is 35% CPR with a draw rate of 10% CPR, for a net 25% CPR; the HELs are modeled at a prepayment speed of 5% CPR ramping to 25% CPR by month 12 solely for pricing purposes.

         -----------------------------------------------------------------------
           (1) The Notes will be priced using a  prepayment  speed of (i) in the case of the HELOCs, a Gross CPR of 35% less a constant draw rate of
             10%, and (ii) in the case of the HELs, such collateral is modeled with a 5% CPR ramping to 25% by month 12.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------
                                SUMMARY

Issuer....................The  GMACM  Home  Equity  Loan  Trust  2000-HE1,   a
                          Delaware business trust, will be formed pursuant to a trust agreement. The assets of the issuer will consist of:

                             o the  home  equity  revolving  credit  line  loans
                               ("HELOCs")   and  home  equity   loans   ("HELs")
                               transferred to the issuer on the closing date;

                             o additional  draws under the home equity revolving
                               credit line loans during the period from the closing date to but excluding the beginning of the rapid amortization period, as described in this prospectus supplement;

                             o mortgage  loans  sold to the  issuer  after the
                                closing date; and

                             o certain related assets.

Depositor.................Residential Asset Mortgage Products, Inc.

Seller and Servicer.......GMAC Mortgage Corporation, a Pennsylvania corporation.

Owner Trustee.............Wilmington Trust Company.

Indenture Trustee.........Norwest Bank Minnesota, National Association.

Cut-Off Date..............February 1, 2000.

Closing Date..............On or about February [28], 2000.

Payment Date..............The 25th day of each  month  (or,  if that day is not a Business Day, the next Business Day), beginning in March 2000.

Book Entry................The notes will initially be issued in book-entry form.

Pre-Funding Account.......On the closing date, approximately $[74,144,747]
                          will be deposited into an account designated the "Pre-Funding Account". Approximately $[64,077,816]
                          will  be  allocated  to   purchasing HELOCs and
                          approximately   $[10,066,932]  will  be allocated  to
                          purchasing HELs. This amount will come from the proceeds of the sale of the Term Notes. During the Pre-Funding Period, funds on deposit in the Pre-Funding Account will be used by the issuer to buy mortgage loans from the seller from time to time. The Pre-Funding Period will be the period from the closing date to the earliest of:

                          o the date on which the amount on deposit in the Pre-Funding Account is less than $100,000;

                          o  [May 31, 2000]; or

                          o the occurrence of a managed amortization period or a rapid amortization event.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------

Capitalized Interest
Account...................On the Closing  Date, if required by MBIA  Insurance
                          Corporation,  part of the proceeds of the sale of
                          the Term Notes will be deposited into an account designated the "Capitalized Interest Account", which will be held by the indenture trustee. Amounts on deposit in the Capitalized Interest Account will be withdrawn on each payment date during the Pre-Funding Period to cover any shortfall in interest payments on the notes due to the pre-funding feature during the Pre-Funding Period. Any amounts remaining in the
                          Capitalized Interest Account at the end of the Pre-Funding Period will be paid to the seller.

Funding Account...........An account  designated  the "Funding  Account"  will
                          be  set  up  with  the  indenture   trustee  on  the
                          Closing Date. On each payment date during the revolving period for each class of Term Notes, the indenture trustee will deposit principal and excess spread collections for the related collection period into the funding account, and will apply them first to buy additional balances arising under home equity revolving credit line loans with respect to the Class A-1 and Class A-2 Term Notes in the trust and thereafter to buy more mortgage loans, to the extent they are available. If not all principal collections in the Funding Account have been applied to buy additional balances  and  mortgage  loans  at  the  end  of the
                          revolving period for the Term Notes, the amount left in the Funding Account will be paid to respective noteholders as a payment of principal. During the revolving period, we expect that mortgage loans bought with amounts in the Funding Account will primarily be home equity revolving credit line loans.

Interest Payments.........Interest  payments on each class of the Term
                          Notes will be made monthly on each payment date, beginning in March 2000, at the note rates described below for the related interest period, subject to the limitations set forth below, which may result in interest shortfalls, as described below.

                          The note rate for the Class A-1 Term Notes and each interest period will be a floating rate equal to the least of:

                          o LIBOR plus ____% per annum (or, on any payment date on which the aggregate Class A-1 Term Note balance is less than 10% of the initial aggregate Class A-1 Term Note balance, LIBOR plus ____% per annum);

                          o  the applicable Net Loan Rate; and

                          o  [     ]% per annum.

                          The note rate for the Class A-2 Term Notes and each interest period will be a floating rate equal to the least of:

                          o LIBOR plus ____% per annum (or, on any payment date on which the aggregate Class A-2 Term Note balance is less than 10% of the initial aggregate Class A-2 Term Note balance, LIBOR plus ____% per annum);

                          o  the applicable Net Loan Rate; and

                          o  [     ]% per annum.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------

                          However, on any payment date for which the Class A-1 or Class A-2 Term Note rate has been determined by the applicable Net Loan Rate, the interest shortfall will be determined. Interest shortfalls and interest on the shortfalls at the Class A-1 and Class A-2 Term Note rate (as adjusted from time to time) will be paid on later payment dates, to the extent funds are available for that purpose. Interest shortfalls will not be covered by the financial guaranty insurance policy and may remain unpaid on the final payment date for the Class A-1 and Class A-2 Term Notes. Interest on the Class A-1 and Class A-2 Term Notes for each payment date will accrue from the preceding payment date (or, in the case of the first payment date, from the Closing Date) through the day before that payment date, on the basis of the actual number of days in that interest period and a 360-day year.

                          o The note rate for the Class A-3 Term Notes and each interest period will be a fixed rate equal to ____% per annum.

                          Interest on the Class A-3 Term Notes for each payment date will accrue from the first day of the preceding calendar month through the last day of the preceding calendar month, on the basis of a 360-day year consisting of twelve 30-day months.

                           All  interest  payments  on the Notes for any payment
                          date will be allocated to the Term Notes and the Variable Funding Notes pro rata based on their respective interest accruals. The interest rate on the Variable Funding Notes will not significantly exceed the Note Rates for the Class A-1 and Class A-2 Term Notes for the related interest period.

Principal Payments........With respect to any payment date during the related revolving period, no principal will be paid on any class of Term Notes, and all principal and excess spread collections will be deposited into the Funding Account and used to purchase additional balances relating to home equity revolving credit line loans and mortgage loans. On each payment date during the Managed Amortization Period (with respect to the Class A-1 and Class A-2 Term Notes), the aggregate amount payable as principal on the Class A-1 and Class A-2 Term Notes will be equal to the related Net Principal Collections for that payment date. On each payment date during the Rapid Amortization Period for each class of Notes, the aggregate amount payable as principal on the Notes will be equal to the Principal Collections for the related Loan Group for the related Collection Period. In addition, on each payment date after the end of the Revolving Period for each class of Notes, to the extent of funds available for that purpose, holders of the Term Notes will be entitled to receive certain additional amounts in reduction of the related Note Balance, generally equal to liquidation loss amounts.

                          All principal payments due and payable on each class of Floating Rate Term Notes and the Variable Funding Notes for each Payment Date will be allocated among those classes of Notes based on the Principal Collections in the related Loan Group until the related Note Balance or Variable Funding Balance thereof is paid in full. In no event will principal payments on any class of Notes on a Payment Date exceed the related Note Balance or Variable Funding Balance, as applicable, on that Payment Date. On the Final Payment Date, principal will be due and payable on the Notes in an amount equal to the related Note Balance or Variable Funding Balance, as applicable, remaining outstanding on that Payment Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------

                          The Revolving Period with respect to the Class A-1 and Class A-2 Term Notes will be the period beginning on the Closing Date and ending on the earlier of [February 28, 2001] and the occurrence of a managed amortization event or a rapid amortization event. The Managed Amortization Period with respect to the Class A-1 and Class A-2 Term Notes will be the period beginning on the first payment date following the end of the related Revolving Period and ending on the earlier of [February 28, 2005] and the occurrence of certain rapid amortization events. The Rapid Amortization Period with respect to the Class A-1 and Class A-2 Term Notes will be the period beginning on the earlier of the first payment date following the end of the Managed Amortization Period and the occurrence of certain rapid amortization events, and ending upon the termination by the issuer. A Managed Amortization Event will be deemed to occur on any date on which the amount on deposit in the Funding Account equals or exceeds $10,000,000.

                          The Revolving Period with respect to the Class A-3 Term Notes will be the period beginning on the Closing Date and ending on the earlier of [June 30, 2000] and the occurrence of a rapid amortization event. The Rapid Amortization Period with respect to the Class A-3 Term Notes will be the period beginning on the earlier of the first payment date following the end of the related Revolving Period and the occurrence of a rapid amortization event, and ending upon the termination by the issuer. The Class A-3 Term Notes will not have a Managed Amortization Period.

Allocation of Payments
on the Mortgage Loans.....All collections on the mortgage loans will generally be allocated by the servicer according to the terms of the related home equity credit line agreements or mortgage notes between amounts collected in respect of interest and principal.

                          o With respect to each payment date, the portion of interest collections for each loan group available to be applied towards the payment of interest on the related class of Notes will equal interest collections for such loan group for such payment date.

                          o The portion of principal collections for each loan group available to be applied towards the payment of principal on the related class of notes will equal:

                               o    at any  time   during   the   Revolving
                                    Periods, zero;

                               o at any time during the Managed Amortization Period, net principal collections on the home equity revolving credit line loans for such payment date; and

                               o    at   any    time    during    the    Rapid
                                    Amortization      Periods,       principal
                                    collections for such loan group for such payment date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------

                          During the revolving period for each class of Term Notes, principal and excess spread collections for the related loan group will be applied by the trust to buy mortgage loans for such loan group and, during the period from the Closing Date to the beginning of the Rapid Amortization Period for the Class A-1 and Class A-2 Term Notes, principal collections will also be applied to purchase additional balances for the related loan group, to the extent they are available. Principal collections will no longer be applied to acquire mortgage loans after the end of the Revolving Periods and will no longer be applied to buy additional balances during the Rapid Amortization Period for the Class A-1 and Class A-2 Term Notes.

Credit Enhancement........The credit enhancement provided for the benefit of the noteholders will consist of:

                          o  Excess Spread;

                          o overcollateralization; and

                          o  the financial guaranty insurance policy.

The Enhancer..............MBIA Insurance Corporation.

Optional Redemption.......With  respect  to each of the three loan  groups,  a principal payment may be made by the Servicer to redeem the related class of Term Notes upon the exercise by the servicer of its option to purchase the mortgage loans in such loan group and the related assets of the trust after the aggregate balance of the related class of Term Notes is reduced to an amount less than or equal to 10% of their initial balance.

Final Payment of
Principal on the
Term Notes................The  Notes  will be payable in full on the payment date in [February 2030] to the extent of the outstanding note balance on that date, if any. In addition, the issuer will pay each class of the Term Notes in full upon the exercise by the Servicer of its option to purchase all of the mortgage loans in the related loan group and all property acquired relating to such mortgage loans.

ERISA Considerations......The Term  Notes  may be  eligible  for purchase by certain ERISA Plans.

Certain Federal Income
Tax Considerations........For federal income tax purposes, the Term Notes will be  characterized  as indebtedness of the issuer.

Legal Investment..........The  Term  Notes   will  not   constitute
                          "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

Ratings...................It is a  condition  to the  issuance of the Term Notes that they be rated at least "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
------------------------------------------------------------------------------
       THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
     DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
------------------------------------------------------------------------------

Initial HEL Characteristics
___________________________
      Set forth below is a description of certain characteristics of the Initial HELs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial HELs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).

                            Property Type

                                                                Percent of
                                                                Initial HELs
                           Number of          Cut-Off           by Cut-Off
Property Type            Initial HELs      Date Balance         Date Balance
_____________            ____________      ____________         ____________

Condo                       101            $2,146,180.03           5.37%
Duplex - Fourplex             6               110,287.89           0.28%
Manufactured Housing          5                73,552.49           0.18%
PUD                          60             1,976,543.33           4.95%
Single Family             1,354            35,402,053.23          88.65%
Two Family                   10               224,451.53           0.56%
                          _____            _____________         _______
              Total       1,536           $39,933,068.50         100.00%


                           Occupancy Types

                                                                Percent of
                                                                Initial HELs
Occupancy                      Number of       Cut-Off          by Cut-Off
(as indicated by Borrower)   Initial HELs     Date Balance      Date Balance
__________________________   ____________     ____________      ____________


Owner Occupied                  1,528        $39,803,466.79        99.68%
Non-Owner Occupied                  8            129,601.71         0.32%
                                _____        ______________       _______
                     Total      1,536        $39,933,068.50       100.00%


                          Principal Balances

                                                                   Percent of
                                                                 Initial HELs by
                                    Number of      Cut-Off Date   Cut-Off Date
Range of Principal Balances ($)     Initial HELs   Balance          Balance
_______________________________     ____________   ___________   ______________

      $0.00  to  $ 25,000.00           974        $16,035,612.13    40.16%
 $25,000.01  to  $ 50,000.00           453         16,318,028.77    40.86%
 $50,000.01  to  $ 75,000.00            86          5,200,076.42    13.02%
 $75,000.01  to  $100,000.00            16          1,437,474.39     3.60%
$100,000.01  to  $125,000.00             3            333,900.00     0.84%
$125,000.01  to  $150,000.00             3            448,493.59     1.12%
$150,000.01  to  $175,000.00             1            159,483.20     0.40%
                                     _____        ______________    ______
                     Total           1,536        $39,933,068.50   100.00%

The  average   Principal  Balance  as  of  the  Cut-Off  Date  is  approximately
$25,998.09.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
------------------------------------------------------------------------------


                           Geographical Distributions

                                                                Percent of
                                 Number of     Cut-Off          Initial HELs by
                              Initial HELs     Date Balance     Cut-Off Date
         Location                                               Balance
         ________             _____________    ____________     _______________

            AK                     2          $176,858.87          0.44%
            AL                    15           366,163.37          0.92%
            AR                     3            63,734.03          0.16%
            AZ                    42           835,103.12          2.09%
            CA                   529        15,927,610.04         39.89%
            CO                    26           658,323.85          1.65%
            CT                    28           928,457.54          2.33%
            DE                     5            91,537.07          0.23%
            FL                    71         1,654,290.22          4.14%
            GA                    43         1,307,270.27          3.27%
            HI                     4           134,398.21          0.34%
            IA                    16           195,903.09          0.49%
            ID                    11           248,775.19          0.62%
            IL                    39           941,239.43          2.36%
            IN                    25           538,305.16          1.35%
            KS                     8           200,655.30          0.50%
            KY                     5           131,371.00          0.33%
            LA                     8           163,403.58          0.41%
            MA                    46         1,114,780.31          2.79%
            MD                    23           544,023.26          1.36%
            ME                    10           304,797.68          0.76%
            MI                    68         1,474,161.34          3.69%
            MN                    17           400,454.43          1.00%
            MO                    31           659,895.61          1.65%
            MS                    10           264,838.70          0.66%
            MT                     2            82,459.71          0.21%
            NC                    27           697,442.04          1.75%
            NH                     9           162,011.32          0.41%
            NJ                    31           747,787.52          1.87%
            NM                    12           249,445.14          0.62%
            NV                    11           218,276.88          0.55%
            NY                    49         1,371,559.06          3.43%
            OH                    27           704,320.94          1.76%
            OK                    17           387,337.02          0.97%
            OR                    18           418,287.99          1.05%
            PA                    56         1,161,198.43          2.91%
            RI                     4            98,707.72          0.25%
            SC                     4           103,824.57          0.26%
            TN                    16           379,101.30          0.95%
            TX                    62         1,423,570.15          3.56%
            UT                     9           140,708.68          0.35%
            VA                    25           620,996.22          1.56%
            VT                     3            48,896.02          0.12%
            WA                    38           930,381.20          2.33%
            WI                    18           404,575.29          1.01%
            WV                    11           220,196.77          0.55%
            WY                     2            35,633.86          0.09%
                                ____         ____________        _______
                      Total    1,536       $39,933,068.50        100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
------------------------------------------------------------------------------
                    Combined Loan-to-Value Ratios

                                                               Percent of
                                                               Initial HELs
Range of Combined              Number of       Cut-Off Date    by Cut-Off
Loan-to-Value Ratios (%)       Initial HELs      Balance       Date Balance
________________________       ____________    _____________   _____________
 0.001% to  50.000%                101          $2,311,752.32      5.79%
50.001% to  60.000%                 81           1,916,983.05      4.80%
60.001% to  70.000%                146           3,659,078.83      9.16%
70.001% to  80.000%                494          12,822,238.16     32.11%
80.001% to  90.000%                597          15,391,664.74     38.54%
90.001% to  100.000%               117           3,831,351.40      9.59%
                                   ___          _____________     ______
                   Total         1,536         $39,933,068.50    100.00%

The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELs as of the Cut-Off Date are approximately 6.00% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial HELs as of the Cut-Off Date is approximately 78.40%.

                         Junior Ratios(1)(2)

                                                                Percent of
                                                                Initial HELs by
                                Number of        Cut-Off Date   Cut-Off Date
Range of Junior Ratios (%)      Initial HELs       Balance      Balance
__________________________      ____________      ___________   _______________
  0.00% to   9.99%                 239            $3,812,782.27      9.55%
 10.00% to  19.99%                 721            16,787,558.15     42.04%
 20.00% to  29.99%                 346            10,907,098.51     27.31%
 30.00% to  39.99%                 137             4,744,404.56     11.88%
 40.00% to  49.99%                  55             2,374,814.61      5.95%
 50.00% to  59.99%                  23               791,449.20      1.98%
 60.00% to  69.99%                   5               198,492.60      0.50%
 70.00% to  79.99%                   7               196,773.19      0.49%
 80.00% to  89.99%                   2                85,195.41      0.21%
 90.00% to  99.99%                   1                34,500.00      0.09%
                                  ____            _____________      ______
                  Total          1,536           $39,933,068.50     100.00%

(1) The Junior Ratio of a HEL is the ratio (expressed as a percentage) of the outstanding balance of such HEL to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such HEL is underwritten.
(2) The weighted average Junior Ratio of the Initial HELs as of the Cut-Off Date is 22.11%.

                              Loan Rates

                                                                Percent of
                                                                Initial HELs by
                                Number of        Cut-Off Date   Cut-Off Date
Range of Junior Ratios (%)      Initial HELs       Balance      Balance
__________________________      ____________      ___________   _______________
 0.001% to   8.000%                30              $335,094.26      0.84%
 8.001% to   9.000%                18               569,409.50      1.43%
 9.001% to  10.000%               605            16,270,524.75     40.74%
10.001% to  11.000%               536            13,983,747.56     35.02%
11.001% to  12.000%               264             6,596,577.75     16.52%
12.001% to  13.000%                81             2,119,921.04      5.31%
13.001% to  14.000%                 1                27,800.00      0.07%
16.001% to  17.000%                 1                29,993.64      0.08%
                               ______            _____________     _______
                   Total        1,536           $39,933,068.50    100.00%

The weighted average Loan Rate as of the Cut-Off Date is approximately 10.41%.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1
------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
------------------------------------------------------------------------------
                Months Remaining to Scheduled Maturity

                                                               Percent of
                                                               Initial HELs
                             Number of       Cut-Off Date      by Cut-Off Date
Range of Months              Initial HELs      Balance         Balance
_______________              ____________    _____________     ______________
    0 to  60                    169          $2,549,072.00          6.38%
   61 to  120                   405           8,571,768.72         21.47%
  121 to  180                   753          21,803,986.42         54.60%
  181 to  240                   188           6,220,002.76         15.58%
  241 to  300                     7             213,436.47          0.53%
  301  +                         14             574,802.13          1.44%
                              _____          _____________         ______
               Total          1,536         $39,933,068.50        100.00%

The weighted average months remaining to scheduled maturity as of the Cut-Off Date is approximately 162 months.

                            Lien Priority

                                                               Percent of
                                                               Initial HELs
                             Number of       Cut-Off Date      by Cut-Off Date
Lien Position              Initial HELs      Balance           Balance
_______________            ______________    _____________     ______________
  First                          32           $1,063,235.31        2.66%
 Second                       1,504           38,869,833.19       97.34%
                              _____           _____________       ______
              Total          1,536           $39,933,068.50      100.00%

                           Origination Year

                                                               Percent of
                                                               Initial HELs
                             Number of       Cut-Off Date      by Cut-Off Date
Origination Year             Initial HELs      Balance         Balance
________________            ______________    _____________     ______________

 1997                             2            $    37,867.16      0.09%
 1999                         1,403             35,907,815.07     89.92%
 2000                           131              3,987,386.27      9.99%
                              _____            ______________     ______

               Total          1,536            $39,933,068.50    100.00%

                        Debt-to-Income Ratios

                                                              Percent of
                                                              Initial HELs
Range of Debt-to-Income     Number of       Cut-Off Date      by Cut-Off Date
Ratios (%)                  Initial HELs      Balance         Balance
________________            ______________    _____________     ______________
    0.00%   9.99%                6             $180,450.20          0.45%
   10.00%  19.99%               47            1,140,738.56          2.86%
   20.00%  29.99%              258            5,765,240.38         14.44%
   30.00%  39.99%              488           12,424,866.26         31.11%
   40.00%  49.99%              642           17,608,829.31         44.10%
   50.00%  59.99%               86            2,490,557.96          6.24%
   60.00%  69.99%                9              322,385.83          0.81%
                             _____           _____________        _______
                Total        1,536          $39,933,068.50        100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
BEAR STEARNS

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
------------------------------------------------------------------------------


                          Documentation Type

                                                               Percent of
                                                               Initial HELs
                             Number of       Cut-Off Date      by Cut-Off Date
Documentation                Initial HELs      Balance         Balance
________________            ______________    _____________     ______________

Standard                        980          $27,240,091.44       68.21%
No Income No Appraisal          350            7,705,140.22       19.30%
No Income Verification           90            2,471,670.73        6.19%
Family First Direct              93            1,883,810.91        4.72%
Super Express                    14              308,783.15        0.77%
Select                            5              223,748.82        0.56%
GM Expanded FAM                   3               80,057.18        0.20%
Streamline                        1               19,766.05        0.05%
                              _____           _____________       ______

                Total         1,536          $39,933,068.50      100.00%


      The information set forth in the preceding sections is based upon information provided by the Seller and tabulated by the Depositor. The Depositor makes no representation as to the accuracy or completeness of such information.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------

                               SENSITIVITY TABLES

Class A-3 (to call)
-------------------------------------------------------------------------------
PPC HELs                   0%        50%      75%     100%    125%    150%   175%
-------------------------------------------------------------------------------

Average Life (years)       8.23     4.79    3.78     3.07     2.57    2.20    1.92
Modified Duration (years)  5.55     3.60    2.98     2.51     2.16    1.89    1.68
First Principal Payment  7/25/00  7/25/00 7/25/00 7/25/00  7/25/00  7/25/00  7/25/00
Last Principal Payment  12/25/12  6/25/10 9/25/08 2/25/07 12/25/05  1/25/05  5/25/04
Principal Lockout(months)   4         4       4        4       4        4       4
Principal Window (months)  150      120      99       80      66       55      47
Illustrative Yield @
Par (30/360)              8.02%     7.97%   7.94%   7.90%    7.87%   7.83%   7.80%


Class A-3 (to maturity)
-------------------------------------------------------------------------------
PPC-HEIs                     0%      50%      75%     100%    125%    150%  175%
-------------------------------------------------------------------------------

Average Life (years)      8.26      4.92     3.96     3.25    2.74    2.35  2.04
Modified Duration (years) 5.56      3.65     3.06     2.60    2.26    1.98  1.76
First Principal Payment  7/25/00 7/25/00  7/25/00  7/25/00 7/25/00 7/25/00 7/25/00
Last Principal Payment   8/25/13 6/25/13  3/25/13  7/25/12 5/25/11 1/25/10 10/25/08
Principal Lockout(months)    4      4        4        4       4       4       4
Principal Window (months)   158    156      153      145     131     115    100
Illustrative Yield @ Par
(30/360)                    8.02%  7.98%   7.95%     7.93%   7.90%  7.87%  7.83%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

------------------------------------------------------------------------------
                      GMACM Home Equity Loan Trust 2000-HE1

------------------------------------------------------------------------------
         PERCENTAGE OF INITIAL CLASS A-3 TERM NOTE BALANCE (1)(2)(3)


Payment Date                         Percentage of Balance
                              _________________________________________________

PPC - HELs                      0%     50%    75%    100%    125%   150%    175%
                              _________________________________________________

Initial...................    100      100    100    100     100    100      100

February 2001..............    96       90     86     83      79     75      71

February 2002..............    92       75     67     59      51     44      38

February 2003.............     88       62     51     42      34     26      20

February 2004..............    83       51     39     30      22     16      11

February 2005..............    77       42     30     21      14      9       5

February 2006..............    71       34     22     14       9      5       3

February 2007..............    64       27     16     10       5      3       1

February 2008..............    57       21     12      6       3      1       *

February 2009..............    49       16      8      4       2      *       0

February 2010..............    40       11      5      2       1      0       0

February 2011..............    30        7      3      1       *      0       0

February 2012..............    19        4      1      *       0      0       0

February 2013..............     6        1      *      0       0      0       0

February 2014.............      0        0      0      0       0      0       0

Weighted Average Life to
10% call (years)..........    8.23     4.79   3.78   3.07    2.57   2.20   1.92

Weighted Average Life to
maturity (years)..........    8.26     4.92   3.96   3.25    2.74   2.35   2.04


(1) Assumes (i) except where indicated, that no optional termination is exercised and (ii) in the case of the HELs, the percentage of the pricing prepayment assumption disclosed above.

(2) All percentages are rounded to the nearest 1%.
(3) * less than 1% but greater than 0.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                       16